SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )


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[ ]  Soliciting Material Pursuant to ss.240.14a-12



                       TELAXIS COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                       Telaxis Communications Corporation
                           presently doing business as
                                  YDI WIRELESS

                           --------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 24, 2003

                           --------------------------


Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Telaxis Communications Corporation, a Massachusetts corporation presently doing business as YDI Wireless ("Telaxis" or the "Company"), to be held on June 24, 2003, at 9:00 a.m., at The Doubletree Hotel at Tyson's Corner , 7801 Leesburg Pike, Falls Church, Virginia.

      At this meeting, you will be asked to vote upon the following matters:

      1.    To elect one Class I director to the board of directors;

      2. To consider and vote upon a proposal to amend Telaxis' Restated Articles of Organization, as amended to date, to effect a reverse/forward stock split in which a reverse 1-for-1,000 stock split would be followed immediately by a forward 250-for-1 stock split;

      3. To consider and act upon a proposal to change Telaxis' jurisdiction of incorporation to Delaware;

      4. To consider and act upon a proposal to change the legal name of Telaxis to "YDI Wireless, Inc."; and

      5. To transact such other business as may properly come before the meeting and at any adjournment of the meeting.

      If the action regarding the change of the jurisdiction of incorporation from Massachusetts to Delaware is approved by the stockholders at the meeting and effected by Telaxis, any stockholder (a) who files with Telaxis, before the taking of the vote on the approval of such action, written objection to the proposed action stating that he, she or it intends to demand payment for his, her or its shares if the action is taken and (b) whose shares are not voted in favor of such action, has or may have the right to demand in writing from Telaxis, within twenty days after the date of mailing to him, her or it of notice in writing that the change of the jurisdiction of incorporation has become effective, payment for his, her or its shares and an appraisal of the value thereof. Telaxis and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in Sections 88 to 98, inclusive, of Chapter 156B of the General Laws of Massachusetts.

      Stockholders of record at the close of business on May 7, 2003 will be entitled to vote at this meeting and at any adjournment of the meeting.

      Please mark, sign, date and return the enclosed form of proxy as promptly as possible to assure your representation at the meeting. If you attend the meeting, you may vote in person even if you have returned a proxy.


                                         By Order of the Board of Directors

                                         /s/ David L. Renauld
June 2, 2003                             David L. Renauld, Clerk

                       TELAXIS COMMUNICATIONS CORPORATION
                           PRESENTLY DOING BUSINESS AS
                                  YDI WIRELESS
                                8000 LEE HIGHWAY
                          FALLS CHURCH, VIRGINIA 22042


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

      We are furnishing this proxy statement to our stockholders in connection with the solicitation by our board of directors of proxies for use at the annual meeting of stockholders to be held on Tuesday, June 24, 2003 at 9:00 a.m. at The Doubletree Hotel at Tyson's Corner , 7801 Leesburg Pike, Falls Church, Virginia, and any adjournment thereof. A copy of our 2003 Annual Report on Form 10-K is being mailed with this proxy statement to each stockholder entitled to vote at the meeting. This proxy statement and accompanying proxy materials will first be mailed to all stockholders entitled to vote at the meeting on or about June 2, 2003.

Record Date and Outstanding Shares

      The board of directors has fixed the close of business on May 7, 2003 as the record date for determining stockholders entitled to notice of and to vote at the annual meeting. Accordingly, only holders of record of shares of our common stock at the close of business on that date will be entitled to notice of and to vote at the annual meeting and any adjournment thereof. At the close of business on May 7, 2003, 54,208,312 shares of our common stock were outstanding.

Quorum and Votes Required

      Each holder of record of shares of our common stock on the record date is entitled to cast one vote per share, in person or by properly executed proxy, on any matter that may properly come before the annual meeting. The presence in person or by properly executed proxy of the holders of a majority of the shares of our common stock outstanding on the record date is necessary to constitute a quorum at the annual meeting. In general, Telaxis will treat votes withheld from the nominee for election of director, abstentions, and broker non-votes as present or represented for purposes of determining the existence of a quorum.

      The Class I director will be elected at the annual meeting by a plurality of the votes cast by the stockholders entitled to vote at the election. Votes withheld from the nominee and broker non-votes will not affect the outcome of the vote on this proposal.

      Each of the proposal to amend Telaxis' Restated Articles of Organization, as amended to date, to effect the contemplated reverse/forward stock split and the proposal to change the legal name of Telaxis to "YDI Wireless, Inc." requires the affirmative vote of a majority of the outstanding shares of Telaxis' common stock for approval. The proposal to change the jurisdiction of Telaxis' incorporation from Massachusetts to Delaware requires the affirmative vote of two-thirds of the outstanding shares of Telaxis' common stock for approval. Abstentions and broker non-votes will have the same effect as votes against these three proposals.

      The board of directors believes that both Concorde Equity, LLC and Michael
F. Young will vote in favor of the proposals to elect the director-nominee, to effect the reverse/forward stock split, to reincorporate into Delaware, and to change the legal name of Telaxis. Because Concorde Equity and Mr. Young together own more than two-thirds of the shares of Telaxis' common stock outstanding on the record date for this annual meeting, we expect that all of these proposals will be approved by our stockholders regardless of how our other stockholders vote.

Proxy Voting and Revocation

      All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld. Where a choice is specified as to a given proposal, the proxies will be voted in accordance with the specification. If no choice is specified, the persons named in the proxies intend to vote for the election of the nominee for director and for all of the other proposals described in this proxy statement.

      The board of directors does not know of any matters, other than the matters described in this proxy statement, which are expected to be presented for consideration at the annual meeting. If any other matters are properly presented for consideration at the annual meeting, the persons named in the accompanying proxy will have discretion to vote on such matters in accordance with their best judgment.

      Stockholders who execute proxies may revoke them at any time before such proxies are voted by filing with our Clerk, at or before the annual meeting, a written notice of revocation bearing a later date than the proxy or by executing and delivering to our Clerk at or before the annual meeting later-dated proxies relating to the same shares. Attendance at the annual meeting will not have the effect of revoking a proxy unless the stockholder so attending so notifies our Clerk in writing at any time prior to the voting of the proxy. Our Clerk's address is 20 Industrial Drive East, South Deerfield, MA 01373.

Solicitations

      Proxies are being solicited by and on behalf of our board of directors. We will bear the entire cost of solicitation of proxies. In addition to solicitation by mail, our directors, officers, and regular employees (who will not be specifically engaged or compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their clients who beneficially own shares of our common stock, and we will reimburse them for their expenses.

Recent Change of Control of Telaxis

      On April 1, 2003, we completed a strategic combination transaction (the "combination") with Young Design, Inc., a privately held Virginia corporation ("YDI"), pursuant to a definitive strategic combination agreement dated as of March 17, 2003. Pursuant to the terms of that agreement, we formed a subsidiary, WFWL Acquisition Subsidiary, that merged with and into YDI and we issued new shares of our common stock to the stockholders of YDI. Telaxis is the continuing corporation, and our stockholders continued holding our common stock following the transaction.

      Incorporated in 1986, YDI is a supplier of technically advanced, high-speed wireless data communication systems that operate in the license-free radio bands. YDI built its reputation on 2.4 GHz and 5.8 GHz extended range outdoor solutions. It has an extensive line of radios, wireless local area network (WLAN) devices, wireless metropolitan area network (WMAN) systems, amplifiers, cables and antennas. YDI has manufactured and supplied equipment for thousands of wireless Internet service providers (WISPs) and businesses worldwide. YDI is also a source for Agere 802.11b Wi-Fi(TM) compatible wireless networking system products for small- and medium-sized original equipment manufacturers (OEM) in North America, Central America, South America, and the Caribbean region.

      In connection with the combination, each outstanding share of YDI common stock was converted into the right to receive 2.5 shares of our common stock. This exchange ratio was determined through arms-length negotiation between YDI and us. As a result, we issued 37,499,999 shares of our common stock to the two former stockholders of YDI. 20,663,267 shares were issued to Concorde Equity, LLC, and 16,836,732 shares were issued to Michael F. Young. Robert E. Fitzgerald, former Chief Executive Officer of YDI and our current Chief Executive Officer, owns over fifty percent of the equity interests of Concorde Equity and is President and Managing Member of that entity. Immediately after the closing of the transaction, we had 54,208,312 shares of our common stock outstanding, and YDI is now our wholly-owned subsidiary. Based on shares outstanding as of the record date, the two former YDI stockholders own approximately 69% of the combined company and the pre-transaction Telaxis stockholders own approximately 31% of the combined company.

      We have assumed each outstanding option to purchase shares of YDI common stock and converted them into options to purchase shares of our common stock. The exercise price and number of shares obtainable upon exercise of each such option was adjusted based on the exchange ratio. As a result, we assumed options to purchase a total of 1,778,750 shares of our common stock, each with an exercise price of $.40 per share. Included in this number are options to purchase 165,000 shares of our common stock held by Mr. Fitzgerald and options to purchase 135,000 shares of our common stock held by Mr. Young.

      In connection with this transaction, Mr. Fitzgerald became our Chief Executive Officer, Mr. Young became our President and Chief Technical Officer, Mr. Gordon D. Poole became our Vice President - Sales West, and Mr. Patrick L. Milton became our Chief Financial Officer and Treasurer. Also, Messrs. Fitzgerald, Young, Poole, and Daniel A. Saginario became members of our board of directors.

      As a result of this transaction, we are now headquartered in YDI's Falls Church, Virginia facilities. We currently have approximately 100 employees. Sales offices are located in YDI's Falls Church and Sunnyvale, California locations. Another sales office may be opened in Telaxis' facility near Dallas, Texas, which is currently vacant as a result of a restructuring plan. Telaxis' South Deerfield, Massachusetts operation is the product and technology development center for the combined company.

      We voluntarily de-listed our common stock from the Nasdaq SmallCap Market at the close of markets on March 31, 2003. Our common stock is now quoted for trading on the Over-the-Counter Bulletin Board under the ticker symbol "TLXS."


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

      Under our by-laws, the board of directors consists of seven persons. The board is currently classified into three classes, as nearly equal in number as possible, whose terms of office expire at different times in annual succession.

      There are two Class I directors whose terms expire at the 2003 annual meeting of our stockholders: Ralph A. Goldwasser and Gordon D. Poole. Mr. Poole is a nominee for re-election as a Class I director. We do not presently intend to fill the other Class I director position. We believe that a board of directors consisting of seven members is too large for a company of our size and status. In connection with our proposed reincorporation into Delaware, we are proposing to reduce the size of our board to five members. Proxies may not be voted for more than one nominee.

      If Mr. Poole is elected, there will be two directors (Carol B. Armitage and Michael F. Young) whose terms expire at the annual meeting of our stockholders in 2004, three directors (Robert E. Fitzgerald, Daniel A. Saginario, and John L. Youngblood) whose terms expire at the annual meeting of our stockholders in 2005, and one director (Gordon D. Poole) whose term expires at the annual meeting of our stockholders in 2006.

      The members of each class currently are elected to serve a three-year term. It is intended that the persons named on the proxy card as proxies will vote shares of our common stock so authorized for the re-election of Mr. Poole to the board of directors. The board of directors expects that Mr. Poole will be available for election; but if he should become unavailable, it is intended that the proxy would be voted for another nominee who would be designated by the board of directors, unless the number of directors is reduced.

      Under our current charter and by-laws, Mr. Poole would serve until the annual meeting of our stockholders in 2006 and until his successor is elected and qualified or his earlier death, resignation, or removal. Mr. Poole is currently a director of Telaxis, and he has agreed to serve as a director if elected at the annual meeting.

      As described in the discussion below relating to the reincorporation proposal, we are proposing to eliminate the classified nature of our board of directors in connection with our reincorporating into Delaware. Therefore, if the reincorporation proposal is approved, the board classes described above would be eliminated and each member of our board of directors would be elected at each annual stockholders meeting.

      The board of directors recommends a vote FOR the election of the nominee described above.

      The biographical summaries of the nominee for director of Telaxis and the other directors of Telaxis appear below under the heading "Board of Directors, Executive Officers, and Key Employees."

                   BOARD OF DIRECTORS, EXECUTIVE OFFICERS,
                              AND KEY EMPLOYEES

      Our directors, executive officers, and key employees are as follows:

Name                      Age   Position
Carol B. Armitage......... 45   Chairperson of the Board of Directors
Robert E. Fitzgerald...... 38   Chief Executive Officer and Director
Michael F. Young.......... 51   President, Chief Technical Officer, and Director
Gordon D. Poole........... 38   Vice President - Sales West and Director
Patrick L. Milton......... 54   Chief Financial Officer and Treasurer
David L. Renauld.......... 37   Vice President, Legal and Corporate Affairs,
                                Secretary, and Clerk
Kenneth R. Wood(1)........ 48   Vice President, Engineering
Ralph A. Goldwasser....... 56   Director
Daniel A. Saginario....... 59   Director
John L. Youngblood, Ph.D.. 62   Director

------------------------
(1)  Key employee

      Carol B. Armitage has been Chairperson of our board of directors since April 2003 and a director since October 2000. Since January 1998, she has been a consultant to companies involved in broadband communications. From September 1995 to December 1997, she served in several senior management roles at General Instrument, where her last position was as Senior Vice President, Technology and Strategy. From 1979 to September 1995, she held various engineering and management positions at Bell Laboratories, including Director in the wideband access division. Ms. Armitage holds a B.S. in electrical engineering from the University of Delaware and an M.S. in electrical engineering from Princeton University.

      Robert E. Fitzgerald has been our Chief Executive Officer and a director since April 2003. He was Chief Executive Officer and a director of YDI from March 1999 to April 2003. From July 1998 to February 1999, Mr. Fitzgerald was an attorney with the law firm of Greenberg Traurig. Prior to that, he was an attorney with the law firm of Ginsburg, Feldman & Bress. He holds a B.A. in economics from the University of California - Los Angeles and a J.D. from the University of California - Los Angeles School of Law.

      Michael F. Young has been our President, Chief Technical Officer and a director since April 2003. He was President, Chief Technical Officer, and a director of YDI from when it was incorporated in February 1986 to April 2003.
 Before starting YDI, Mr. Young was an officer in the United States Army Signal Corps and left the service at the rank of Captain. He holds a bachelors degree in electrical engineering from the Polytechnic Institute of Brooklyn and a masters degree in radio and television broadcasting from Brooklyn College.

      Gordon D. Poole has been our Vice President - Sales West and a director since April 2003. He was Vice President - Sales West and a director of YDI from April 2001 to April 2003. From March 2000 to April 2001, he was President of Go Wireless Data Inc., a subsidiary of YDI that was a wireless distribution company. Prior to that, he was in law school. He holds a B.A. in political science from San Jose State University and a J.D. from Santa Clara University.

      Patrick L. Milton has been our Chief Financial Officer and Treasurer since April 2003. He was Chief Financial Officer and Treasurer of YDI from April 2002 to April 2003. From March 1999 to April 2002, he was Chief Financial Officer of ioWave, Inc., a manufacturer of point-to-point wireless equipment. From January 1998 to March 1999, he was Chief Financial Officer and Senior Vice President of Operations for Net-Tel Corp., a competitive local exchange carrier and long distance telephone service provider. Mr. Milton holds a B.B.A. in Accounting and an M.B.A. from the University of Wisconsin-Whitewater.

      David L. Renauld has been our Vice President, Legal and Corporate Affairs and Secretary since November 1999. He has been our Clerk since May 1999. From January 1997 to November 1999, he was an attorney with Mirick, O'Connell, DeMallie & Lougee, LLP, a law firm in Worcester, Massachusetts. From September 1991 to December 1996, he was an attorney with Richards, Layton & Finger, a law firm in Wilmington, Delaware. Mr. Renauld holds a B.A. in mathematics/arts from Siena College and a J.D. from Cornell University.

      Kenneth R. Wood has been our Vice President, Engineering since December 1997. From April 1990 to December 1997, he was our Senior Microwave Engineer and Program Manager. Mr. Wood holds a B.S. in electrical engineering from the University of Pretoria and an M.S. in microwaves from the University of London.

      Ralph A. Goldwasser has been a director since December 2001. Since March 2001, he has been a consultant to several technology companies. From January 2000 to December 2001, Mr. Goldwasser was Executive Vice President and Chief Financial Officer of Adero Inc., a development stage company that provided global turnkey content distribution network services enabling rapid deployment of Web content worldwide. From June 1998 to January 2000, he was Senior Vice President and Chief Financial Officer of Avici Systems Inc., a developer of next-generation Internet backbone routing platforms. From 1983 to October 1997, he held various financial and management positions at BBN Inc., where his last position was Senior Vice President and Chief Financial Officer. BBN was a publicly-traded internetworking company that provided comprehensive Internet services and related technologies and was acquired by GTE Corporation in 1997. Mr. Goldwasser holds a B.E. in electrical engineering from City College of New York and an M.B.A from New York University. He is also a Certified Public Accountant.

      Daniel A. Saginario has been a director since April 2003. From January 2000 until February 2003, he was Chief Executive Officer, President, and a director of ioWave, Inc. From January 1998 to January 2000, he was President of the Global Network Solutions division of L-3 Communications, a multi-billion dollar public company specializing in the supply of military technology. Mr. Saginario also spent over thirty years in various positions at NYNEX (now Verizon), where his positions included President of NYNEX Interactive Information Services Company, a holding company managing certain of NYNEX's investments, and Corporate Director - Strategic Planning & Corporate Development. Mr. Saginario holds a B.B.A. from Baruch College and an M.B.A from Pace University.

      Dr. John L. Youngblood has been a director since June 1992. From June 1992 to April 2003, he was our Chief Executive Officer. From March 1993 to April 2003, he was our President. He holds a B.S. in electrical engineering from the University of Texas at Arlington, and both an M.S. and a Ph.D. in electrical engineering from Oklahoma State University.

Board of Directors

      Our board of directors is currently divided into three classes, with one class of directors elected each year at the annual meeting of stockholders for a three-year term of office. Messrs. Goldwasser and Poole serve in the class whose terms expire in 2003, and Mr. Poole is being nominated for re-election. Ms. Armitage and Mr. Young serve in the class whose terms expire in 2004. Messrs. Fitzgerald, Saginario, and Youngblood serve in the class whose terms expire in 2005. Our executive officers and key employees named above are elected annually by the directors and serve at the discretion of the directors. There are no family relationships among our directors and executive officers.

      We are proposing to eliminate the classified nature of our board of directors in connection with our reincorporating into Delaware. Therefore, if the reincorporation proposal is approved as we expect, the board classes described above would be eliminated and each member of our board of directors after reincorporating would be elected at each annual meeting of our stockholders.

      The board of directors meets on a regularly scheduled basis and holds special meetings as required. The board met twenty-one times during 2002 and acted by written consent once. None of our incumbent directors attended fewer than 75% of the total meetings of the board and committee meetings on which such board member served in 2002 during the period he or she served as a director or member of the committee.

      We have a standing Audit Committee, Compensation Committee, and Nominating Committee, each of which was established by the board of directors.

      The members of our Audit Committee during 2002 were Allan M. Doyle, Jr., Albert E. Paladino, and Mr. Goldwasser. The members of our Audit Committee currently are Messrs. Goldwasser and Saginario and Ms. Armitage. The Audit Committee held six meetings during 2002. The Audit Committee selects and engages our independent auditors, reviews and evaluates our audit and control functions, reviews the results and scope of the audit and other services provided by our independent auditors, and performs such other duties as may from time to time be determined by the board of directors.

      The members of our Compensation Committee during 2002 were Ms. Armitage and Messrs. Paladino, Doyle, and Youngblood. The members of our Compensation Committee currently are Messrs. Saginario and Goldwasser and Ms. Armitage. The Compensation Committee held two meetings during 2002 and met informally in connection with several meetings of the board of directors in 2002. The Compensation Committee reviews the compensation and benefits of our executive officers, recommends and approves stock awards under our stock option plans (a shared power with the full board of directors), makes recommendations to the board of directors regarding compensation matters, and performs such other duties as may from time to time be determined by the board of directors.

      The members of our Nominating Committee during 2002 were Ms. Armitage, Dr. Paladino, and Raphael H. Amit (from May 2002 until his resignation from the board of directors in October 2002). The members of our Nominating Committee currently are Ms. Armitage and Messrs. Goldwasser and Saginario. The Nominating Committee held two meetings during 2002. The Nominating Committee recommends candidates for membership on the board of directors based on committee-established guidelines, consults with the Chairperson of the board on committee assignments, considers candidates for the board of directors proposed by stockholders, and performs such other duties as may from time to time be determined by the board of directors.

      The Nominating Committee will consider a candidate for director proposed by a stockholder. A candidate must be highly qualified and be both willing and expressly interested in serving on the board of directors. A stockholder wishing to propose a candidate for the Nominating Committee's consideration should forward the candidate's name and qualifications to our Clerk at 20 Industrial Drive East, South Deerfield, MA 01373. The Nominating Committee has full discretion in considering its nominations to the board of directors.

                                 AUDIT COMMITTEE

      Our board of directors has adopted and approved a formal written charter for the Audit Committee. The members of the Audit Committee during 2002 were, and the current members of the Audit Committee are, "independent" as defined in the listing standards of the National Association of Securities Dealers.

Audit Committee Report

      In connection with its function to oversee and monitor the financial reporting process of Telaxis, the Audit Committee has done the following:

            o reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2002 with our management;

            o discussed with PricewaterhouseCoopers LLP, our independent auditors for the fiscal year ended December 31, 2002, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380); and

            o received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with PricewaterhouseCoopers LLP its independence.

      Based on the foregoing, the Audit Committee recommended to the board of directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2002.

      In evaluating the independence of our auditors, the Audit Committee considered whether the services they provided to our company beyond their audit and review of our financial statements was compatible with maintaining their independence. The Audit Committee also considered the amount of fees they received for audit and non-audit services.

      Messrs. Doyle and Paladino were members of our Audit Committee in 2002 and participated in the deliberations of the Audit Committee relating to our fiscal year 2002 financial results and related items set forth above. However, Messrs. Doyle and Paladino are no longer members of our board of directors or Audit Committee. Ms. Armitage and Mr. Saginario joined our Audit Committee in April 2003. They did not participate in any of the deliberations of the Audit Committee with respect to our fiscal year 2002 financial results and, accordingly, they did not participate in this report.

                                 Audit Committee
                          Ralph A. Goldwasser, Chairman

                            MATERIAL RELATIONSHIPS
                        AND RELATED PARTY TRANSACTIONS


      Stephen L. Ward's last day of employment with Telaxis was in January 2003. Mr. Ward had been our Executive Vice President Marketing and Sales. In January 2003, we entered into a letter agreement with Mr. Ward that terminated his employment agreement that had been signed in July 2001 and that specified the terms for Mr. Ward's separation from service. Mr. Ward received a separation payment of $131,252 (an amount equal to seven months of his base salary), which was paid shortly after his last day of employment. His employment agreement had provided for separation payments in an aggregate amount equal to twelve months of his base salary, payable over twelve months. We also agreed to make the payments to continue Mr. Ward's health and dental benefits under COBRA through August 31, 2003. Mr. Ward's rights under his option agreements remained unchanged. Mr. Ward provided a general release to us and agreed to comply with confidentiality, insider trading, non-solicitation, and non-competition provisions.

      In August 2002, we amended the employment agreements of Dennis C. Stempel and David L. Renauld. In January 2003, we made the same amendments to the employment agreements of John L. Youngblood and Kenneth R. Wood, a key employee of ours. These amendments address the amount of severance the employees would be entitled to receive if the employee's employment is involuntarily terminated for reasons other than cause or if the employee terminates his employment for good reason, as defined in the employment agreements, after a change of control of Telaxis. The amendments reduced the amount of severance in those circumstances from twelve months to eleven months and provided that the full amount would be paid on the last day of employment rather than over twelve months. The amendments removed the provision reducing severance payments by amounts earned by the employee at subsequent employment. The amendments also removed the requirement for us to continue to provide benefits (or cash in lieu thereof) to the employee for the twelve-month period following termination of employment. The employees also agreed to provide consultation and advice to us for a period of up to three months following termination of his employment.

      In January 2003, we made further amendments to the employment agreements of Messrs. Stempel and Renauld. The January 2003 amendments specify that the employee's last day of employment will be established either by us upon thirty days notice to the employee or by the employee upon thirty days notice to us. However the date is set, the termination will be treated as an involuntary termination by us without cause entitling the employee to the separation benefits specified in his employment agreement, as amended; provided, however, to be entitled to the separation benefits, Mr. Stempel could only establish a last day of employment of March 31, 2003 or later and Mr. Renauld could only establish a last day of employment of May 31, 2003 or later.

      In August 2002, we amended certain stock option agreements of Messrs. Stempel and Renauld. In January 2003, we made the same amendments to certain stock option agreements of Messrs. Youngblood and Wood. These amendments increased the post-termination exercise period for certain options from three months to two years. These amendments also increased the number of unvested options that would be accelerated upon a change of control of Telaxis. All of the affected stock options had exercise prices higher than the market price of our common stock on the dates of the amendments and as of May 7, 2003. The following table summarizes the number of stock options that accelerated on April 1, 2003 due to the terms of the stock option agreements, amended in certain cases as described above, and the transaction with YDI described above, the total number of vested stock options on April 1, 2003, and the number of those vested stock options with a two-year post-termination exercise period.

--------------------------------------------------------------------------------
                                                              Number of Vested
                                                                Options with
                   Number of Options     Total Number of          Two-Year
                  That Accelerated on   Vested Options on     Post-Termination
Name of Employee     April 1, 2003        April 1, 2003       Exercise Period
--------------------------------------------------------------------------------
John L. Youngblood       73,216              468,902              408,602
--------------------------------------------------------------------------------
Dennis C. Stempel        47,512              204,455              195,195
--------------------------------------------------------------------------------
David L. Renauld         53,652              189,950              130,740
--------------------------------------------------------------------------------
Kenneth R. Wood          35,959              190,709              179,014
--------------------------------------------------------------------------------

      As described above under "Recent Change of Control of Telaxis," we completed a strategic combination transaction with YDI on April 1, 2003. Please refer to that section for more details relating to that transaction and its effects.

      In connection with the transaction with YDI, the employment of each of Messrs. Youngblood and Stempel by the Company terminated. We are still negotiating the terms of the separation of each of Messrs. Youngblood and Stempel from the Company. We cannot predict the outcome of these negotiations or whether a resolution of these matters will be achieved without litigation.

      Effective April 2003, we entered into indemnification agreements with Messrs. Fitzgerald, Poole, Milton, Saginario, and Young. The terms of these agreements are substantially the same as the indemnification agreements we previously entered into with our other directors and officers. These agreements contain provisions that are, in some respects, broader than the specific indemnification provisions contained in the Massachusetts Business Corporation Law and in our by-laws. In general, the indemnification agreements may require us:

      o to indemnify our directors and officers against liabilities that may arise due to their status or service as officers or directors, other than liabilities that may arise with respect to any matter as to which the person seeking indemnification is adjudicated not to have acted in good faith in the reasonable belief that their action was in the best interest of Telaxis; and

      o to advance their expenses incurred as a result of any proceeding against them as to which they may be entitled to indemnification.

      In addition, we currently maintain a policy for directors' and officers' insurance.

      As a result of our transaction with YDI, we acquired the lease for YDI's headquarters facilities in Falls Church, Virginia, which is leased from Merry Fields, LLC, a Delaware limited liability company. Merry Fields is wholly-owned by Concorde Equity and Michael F. Young. The annual lease amount is approximately $263,000, subject to a three percent annual increase. The lease expires on December 31, 2010. Merry Fields acquired the facility in 2000 using proceeds from a bank loan. YDI guaranteed that bank loan, which as of December 31, 2002 had an outstanding principal amount of $1,521,800 and an interest rate of 7.34%. As part of the transaction between YDI and Telaxis, Concorde Equity and Mr. Young agreed to indemnify YDI and Telaxis if YDI has to pay any money under that guarantee.

      In 2002, we paid Dr. Paladino a retainer of $60,000 per year for his services as chairman of the board of directors of our company.

Our Policy on Interested Transactions

      We have adopted a policy whereby contracts and business arrangements with our officers, directors or stockholders or entities for whom they serve as officers, directors, trustees or members must be on an arm's-length basis and approved by the board of directors. Our current articles of organization and by-laws require approval of the contract or transaction by a majority of the independent directors who have no interest in the contract or transaction.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                       AND OUR DIRECTORS AND MANAGEMENT

      The following table provides information regarding the beneficial ownership of our outstanding common stock by:

      o each person or group that we know owns more than 5% of the common stock,

      o     each of our directors,

      o     each of our named executive officers,

      o each person who became one of our executive officers since the end of our last completed fiscal year, and

      o     all of our current directors and executive officers as a group.

      Amounts are as of May 7, 2003 for our directors and named executive officers. Amounts for 5% stockholders are reported as of the date such stockholders reported such holdings in filings under the Securities Exchange Act of 1934, as amended, unless more recent information was provided.

      Beneficial ownership is determined under rules of the SEC and includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock that we may issue upon the exercise of options or warrants currently exercisable or exercisable within 60 days of May 7, 2003 are deemed outstanding for computing the percentage ownership of the person holding the options or warrants but are not deemed outstanding for computing the percentage ownership of any other person. Except as we otherwise indicate, we believe the beneficial owners of the common stock listed below, based on information furnished by them, have sole voting and investment power over the number of shares listed opposite their names. Unless we otherwise indicate, the address for each 5% stockholder is 8000 Lee Highway, Falls Church, VA 22042.

                                       Shares         Number
                                      Issuable       of Shares
                                     pursuant to   Beneficially
                                       Warrants        Owned
                                     and Options    (Including
                                     Exercisable    the Number
                                        within       of Shares     Percentage of
                                     60 days of    shown in the        Shares
 Name of Beneficial Owner            May 7, 2003   first column)    Outstanding
 ------------------------            -----------   -------------   -------------

Concorde Equity, LLC(1) ............         0      20,663,267          38.1%
Robert E. Fitzgerald(1) ............    82,500      20,745,767          38.2
Michael F. Young(2) ................    67,500      16,904,232          31.1
Dr. Meir Barel(3) ..................         0       2,719,058           5.0
  Possart Strasse No. 9
  81679 Munich, Germany
Carol B. Armitage(4) ...............    27,250          33,000             *
Gordon D. Poole(5) .................    62,500          62,500             *
Patrick L. Milton(6) ...............    31,250          31,250             *
David L. Renauld(7) ................   291,045         302,545             *
Ralph A. Goldwasser ................     8,000          12,000             *
Daniel A. Saginario ................    16,666          16,666             *
John L. Youngblood(8) ..............   486,847         512,677             *
Stephen L. Ward(9) .................    37,500         333,991             *
Dennis C. Stempel(10) ..............   204,455         216,666             *
All current executive officers
 and directors as a group
 (9 persons) ....................... 1,073,558      38,620,637          69.9

------------------------
* Less than 1%.

(1) Mr. Fitzgerald is President and Managing Member of Concorde Equity. Concorde Equity became a significant stockholder in connection with the completion of our transaction with YDI on April 1, 2003. Mr. Fitzgerald became a director and our Chief Executive Officer also in connection with the completion of our transaction with YDI on April 1, 2003. Mr. Fitzgerald has the sole power to vote or direct the vote, and the sole power to dispose or direct the disposition of, the shares beneficially owned by Concorde Equity. Mr. Fitzgerald disclaims beneficial ownership of the shares beneficially held by Concorde Equity, except to the extent of his pecuniary interest in those shares.

(2) Mr. Young became a significant stockholder, a director, and our President and Chief Technical Officer in connection with the completion of our transaction with YDI on April 1, 2003.

(3) Represents 88,500 shares held by Dr. Barel directly and 2,630,558 shares held by the following entities: (a) 1,111,111 shares held by Star Growth Enterprise, (b) 517,992 shares held by SVE Star Ventures Enterprises No. V, (c) 285,768 shares held by SVM Star Ventures Management GmbH Nr. 3 ("SVM 3"), (d) 91,963 shares held by SVE Star Ventures Management GmbH Nr. 3 & Co. Betelligungs KG Nr. 2, and (e) 623,724 shares held by SVE Star Ventures Enterprises No. VII. SVM 3 manages the investments of those entities. Dr. Meir Barel is the sole director and primary owner of SVM 3. SVM 3 and Dr. Barel each have the sole power to vote or direct the vote, and the sole power to dispose or direct the disposition of, the shares beneficially owned by the entities listed above. Dr. Barel disclaims beneficial ownership of the shares beneficially held by those entities, except to the extent of his pecuniary interest in those shares.

(4) Ms. Armitage has joint ownership and shared voting and investment power with her husband of 2,000 shares of our common stock.

(5) Mr. Poole became a director and our Vice President - Sales West in connection with the completion of our transaction with YDI on April 1, 2003.

(6) Mr. Milton became our Chief Financial Officer and Treasurer in connection with the completion of our transaction with YDI on April 1, 2003.

(7) Mr. Renauld has joint ownership and shared voting and investment power with his wife of 5,000 shares of our common stock.

(8) Dr. Youngblood is a director. He was our Chief Executive Officer and President until April 2003.

(9) Mr. Ward was our Executive Vice President, Marketing and Sales until January 2003. Includes 162,000 shares of our common stock held by members of Mr. Ward's immediate family.

(10) Mr. Stempel was our Senior Vice President, Finance and Operations, Chief Financial Officer, and Treasurer until April 2003.


                            EXECUTIVE COMPENSATION

      Summary Compensation. The following table summarizes the compensation earned for services rendered to us in all capacities during 2002 by our Chief Executive Officer and our other executive officers during 2002. We refer to these executives as our "named executive officers" elsewhere in this proxy statement.


                           Summary Compensation Table
                            for 2000, 2001, and 2002
                                                                                                Long-Term
                                                                                              Compensation
                                                                                       ------------------------------
                                                      Annual Compensation                        Awards
                                            -------------------------------------      ------------------------------
                                                                                       Restricted       Securities
                                                                     Other Annual         Stock         Underlying      All Other
Name and                           Year      Salary      Bonus       Compensation        Award(s)        Options       Compensation
Principal Position                            ($)         ($)            ($)               ($)             (#)            ($)(a)
-------------------------------    ----     -------    ---------     ------------      ----------       ----------     ------------
John L. Youngblood(b) .........    2002     255,216        0              0                 0               0            3,730(c)
   Former President and Chief      2001     255,216        0              0                 0            100,000         3,738(d)
   Executive Officer               2000     239,609      5,561            0                 0             53,580         2,114

Stephen L. Ward(e).............    2002     225,004    30,000(f)          0                 0               0              380(g)
   Former Executive Vice           2001      99,521        0              0                 0            300,000           126(g)
   President, Marketing and
   Sales

Dennis C. Stempel(h)...........    2002     157,498        0              0                 0             20,000         3,759(i)
   Former Senior Vice              2001     157,498        0              0                 0            100,000         2,732(j)
   President, Finance and          2000     151,083      2,062            0                 0             25,385         2,114
   Operations, Chief Financial
   Officer, and Treasurer


David L. Renauld...............    2002     153,774        0              0                 0             10,000         3,499(k)
   Vice President, Legal and       2001     153,774        0              0                 0            100,000         3,571(l)
   Corporate Affairs, Secretary    2000     150,491      3,243            0                 0             37,750        27,043(m)
   and Clerk

-------------------------

(a) Unless otherwise indicated, amounts in this column consist of matching amounts of $2,000 contributed by Telaxis to a defined contribution plan for the named executive officers and premiums on term life insurance of $114 paid by Telaxis.

(b)   Dr. Youngblood was our Chief Executive Officer and President until April
      2003.

(c) Represents matching amounts of $2,500 contributed by Telaxis to a defined contribution plan for Mr. Youngblood, premiums on term life insurance of $445 paid by Telaxis, and reimbursement of tax return preparation expenses of $785.

(d) Represents matching amounts of $2,500 contributed by Telaxis to a defined contribution plan for Mr. Youngblood, premiums on term life insurance of $443 paid by Telaxis, and reimbursement of tax return preparation expenses of $795.

(e) Mr. Ward became our Executive Vice President, Marketing and Sales in July 2001. He held that position until January 2003.

(f) In connection with our hiring Mr. Ward in July 2001, we agreed to pay him a cash bonus of $30,000 in January 2002. In February 2002, Mr. Ward chose to receive this bonus in stock rather than cash and therefore was issued 34,091 shares of Telaxis common stock (which had a fair market value of $0.88 per share on the date of issuance for an aggregate fair market value of $30,000).

(g)   Represents premiums on term life insurance paid by Telaxis.

(h) Mr. Stempel was our Senior Vice President, Finance and Operations, Chief Financial Officer, and Treasurer until April 2003.

(i) Represents matching amounts of $2,500 contributed by Telaxis to a defined contribution plan for Mr. Stempel, premiums on term life insurance of $233 paid by Telaxis, and reimbursement of tax return preparation expenses of $1,026.

(j) Represents matching amounts of $2,500 contributed by Telaxis to a defined contribution plan for Mr. Stempel and premiums on term life insurance of $232 paid by Telaxis.

(k) Represents matching amounts of $2,500 contributed by Telaxis to a defined contribution plan for Mr. Renauld, premiums on term life insurance of $225 paid by Telaxis, and reimbursement of tax return preparation expenses of $774.

(l) Represents matching amounts of $2,500 contributed by Telaxis to a defined contribution plan for Mr. Renauld, premiums on term life insurance of $224 paid by Telaxis, and reimbursement of tax return preparation expenses of $847.

(m) Represents reimbursement of relocation expenses of $24,929, matching amounts of $2,000 contributed by Telaxis to a defined contribution plan for Mr. Renauld, and premiums on term life insurance of $114 paid by Telaxis.

      Option Grants in 2002. The following table provides information regarding all options granted to our named executive officers in 2002. Amounts reported in the last two columns of the table represent hypothetical values that the holder could realize by exercising the options immediately before their expiration, assuming the value of our common stock appreciates at the specified compounded annual rates over the terms of the options. These numbers are calculated based on the SEC's rules and do not represent our estimate of future stock price growth. Actual gains, if any, on stock option exercises and common stock holdings will depend on the timing of exercise and the future performance of our common stock. We may not achieve the rates of appreciation assumed in this table, and the named executive officers may not receive the calculated amounts. This table does not take into account any appreciation or depreciation in the price of our common stock from the date of grant to the current date. The values shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise.


                                 Option Grants
                                    in 2002
                                                              Individual Grants
                                     -----------------------------------------------------------------        Potential
                                                                                                           Realizable Value
                                                                                                              at Assumed
                                                            Percent                                          Annual Rates
                                        Number of           of Total                                        of Stock Price
                                       Securities           Options                                          Appreciation
                                       Underlying          Granted to         Exercise                     for Option Term
                                         Options          Employees in          Price       Expiration     ------------------
                Name                   Granted (#)      Fiscal Year (%)      ($/Share)         Date         5% ($)    10% ($)
            -------------              -----------      ---------------      ---------      ----------     -------    -------
John L. Youngblood..................           0               0                  --            --             --          -
Stephen L. Ward.....................           0               0                  --            --             --          -
Dennis C. Stempel...................      10,000             25.97               1.00         5/21/12       6,289     15,937
                                          10,000             25.97               0.38         8/29/12       2,390      6,056
David L. Renauld....................      10,000             25.97               0.38         8/29/12       2,390      6,056

      All options were granted at fair market value on the date of grant as determined by our board of directors. The board of directors determined the fair market value of our common stock based on the trading value of our stock on the date of grant.

      Each of these options, with the exception of Mr. Stempel's grant for 10,000 shares that expires on May 21, 2012 (which vested in full on the date of grant), vests over a three-year period, vesting as to 25% of the shares that may be purchased under the option on the date of grant and as to an additional 6.25% on the first day of January, April, July, and October following the date of grant until the option has fully vested. All of the unvested options became fully vested upon the completion of the transaction with YDI in April 2003.

      All stock options granted to the named executive officers in 2002, with the exception of Mr. Stempel's grant for 10,000 shares that expires on May 21, 2012, terminate on the earlier of:

      o two years after the date of his death or disability or the date of termination of the executive's employment, or

      o     10 years from the date of grant.

      The stock options granted to Mr. Stempel that expire on May 21, 2012 terminate on the earliest of:

      o two years after the date of termination of his employment if he ceases to be employed by us except as a result of his death or disability,

      o     one year after his death or disability, or

      o     10 years from the date of grant.

      Aggregated Option Exercises and Fiscal Year-End Option Values. The following table provides information regarding stock options exercised in 2002 and the value of all unexercised options held by the named executive officers at the end of 2002. The value realized upon the exercise of options is based on the last sale prices of the common stock on the respective dates of exercise, as reported by the Nasdaq Stock Market, less the applicable option exercise prices. The value of unexercised in-the-money options represents the difference between the fair market value of our common stock on December 31, 2002 ($0.18 per share) and the option exercise price, multiplied by the number of shares underlying the option.

                        2002 Aggregated Option Exercises
                        and Fiscal Year-End Option Values

                                                                     Number of Shares
                                                                     of Common Stock                   Value of
                                                                        Underlying                   Unexercised
                                                                       Unexercised                   In-the-Money
                                                                        Options at                    Options at
                                                                    Fiscal Year-End (#)           Fiscal Year-End ($)
                                    Shares                     ---------------------------   ---------------------------
                                 Acquired on      Value
             Name                Exercise (#)   Realized ($)   Exercisable   Unexercisable   Exercisable   Unexercisable
          -----------           -------------   ------------   -----------   -------------   -----------   -------------
John L. Youngblood............          0             0          378,402          97,679          0               0
Stephen L. Ward...............          0             0          118,750         181,250          0               0
Dennis C. Stempel.............          0             0          134,241          74,644          0               0
David L. Renauld..............      3,000         1,260          118,166          77,984          0               0

Employment Agreements and Change-of-Control Provisions

      We have employment agreements with Messrs. Youngblood, Stempel, and Renauld, all having substantially the same terms (other than position and salary). Each employment agreement had an original term of 24 months and renews automatically on a quarterly basis, provided that the agreement has not terminated before the renewal date. The annual compensation for each officer was initially set at an annual base salary in the following amount: Dr. Youngblood - $255,216, Mr. Stempel - $157,497, and Mr. Renauld - $153,774. Under his
agreement, we furnished Dr. Youngblood with a company automobile at our expense. Under their agreements, Messrs. Stempel and Renauld are entitled to an annual car allowance of $7,800.

      Each of Messrs. Youngblood, Stempel, and Renauld are entitled to receive severance payments for either eleven months or twenty-four months after termination of his employment depending on the circumstances under which his employment terminates. If we terminate an officer's employment for cause, he will not be entitled to severance payments. The employee will be entitled to eleven months of severance if the employee's employment is involuntarily terminated for reasons other than cause or if the employee terminates his employment for good reason, as defined in the employment agreements, after a change of control of Telaxis. The maximum 24-month severance period will apply only if we terminate an officer's employment without cause after we undergo a "change of control" that was not approved by a majority of our board of directors. A "change of control" is defined in each employment agreement to include the completion of a merger or consolidation of Telaxis with any other entity (other than a merger or consolidation in which Telaxis is the surviving entity and is owned at least 50% collectively by persons who were stockholders of Telaxis before the transaction), the sale of substantially all of Telaxis' assets to another entity, any transaction that results in a person or group holding 50% or more of the combined voting power of Telaxis' outstanding securities, or changes to Telaxis' board of directors that result in the persons who were either directors on the date of the employment agreement or their nominated successors no longer comprising a majority of the board. The full amount of the severance payment would be paid on the last day of employment. There is no provision reducing severance payments by amounts earned by the employee at subsequent employment or for us to continue to provide benefits (or cash in lieu thereof) to the employee for any period following termination of employment. The employees also agreed to provide consultation and advice to us for a period of up to three months following termination of his employment.

      The employment agreements of Messrs. Stempel and Renauld also contain additional provisions stating that the employee's last day of employment will be established either by us upon thirty days notice to the employee or by the employee upon thirty days notice to us. However the date is set, the termination will be treated as an involuntary termination by us without cause entitling the employee to the separation benefits specified in his employment agreement, as amended; provided, however, to be entitled to the separation benefits, Mr.

Stempel could only establish a last day of employment of March 31, 2003 or later and Mr. Renauld could only establish a last day of employment of May 31, 2003 or later.

      Following the completion of our business combination with YDI, our board of directors approved the terms of an amended employment agreement with Mr. Renauld. Under the terms approved by the board, Mr. Renauld would continue in his current role with his current salary (which may be adjusted in the future). He would no longer receive his annual car allowance. Mr. Renauld would be entitled to receive severance under similar circumstances as contemplated under his current agreement, but the amount of severance would be eleven months of base salary. In addition, for a period of one year after the closing of our business combination with YDI, Mr. Renauld would be entitled to receive a declining amount of severance if he terminates his employment voluntarily without good reason. The severance payment would initially equal nine months' base salary and would be reduced by one month's base salary for each two months that Mr. Renauld remains with us after the completion of the business combination, such that he would receive a severance payment of only four months' base salary if he voluntarily terminates his employment without good reason in the last two months of the one-year period. On April 2, 2003, our board granted Mr. Renauld a stock option to purchase 100,000 shares of our common stock at an exercise price of $.24 per share, the fair market value of our common stock on that date. This option will terminate if Mr. Renauld terminates his employment without good cause in the one-year period described above and receives the severance payment described above. We have not yet executed an amended employment agreement with Mr. Renauld reflecting the foregoing terms.

      The employment of each of Dr. Youngblood and Mr. Stempel was terminated in connection with the transaction with YDI. See "Material Relationships and Related Party Transactions" above.

      Under the stock option agreements, a large portion of the unvested options held by Messrs. Youngblood, Stempel, and Renauld vested and became immediately exercisable upon the completion of the transaction with YDI in April 2003. See "Material Relationships and Related Party Transactions" above.

      In July 2001, we entered into an employment agreement with Mr. Ward having substantially similar terms as the agreements with Messrs. Stempel and Renauld (other than position and salary). Mr. Ward's annual base salary was set at $225,004. We terminated Mr. Ward's employment agreement in connection with his leaving Telaxis' employment. See "Material Relationships and Related Party Transactions" above.

Director Compensation

      In 2002, our compensation policy for directors contemplated the following compensation:

      o     a $10,000 annual retainer for serving on the board

      o a $2,000 annual retainer for serving as chairman of a standing committee of the board

      o     $1,000 for each board meeting attended in person

      o     $500 for each committee meeting attended in person

      o at a minimum, the following rights to acquire shares of our common stock:

            o for each new non-employee director elected or appointed to the board, a non-qualified stock option to purchase 12,000 shares of our common stock that vests in three equal annual installments beginning on the date of grant

            o for each incumbent non-employee director, a fully vested, non-qualified stock option to purchase 9,000 shares of our common stock granted immediately following each annual meeting of stockholders, as long as the director has served at least one complete year before the date of the annual meeting and continues to serve as a director after the meeting

      In May 2002, we granted an option to purchase 9,000 shares of our common stock at $1.00 per share to Dr. Paladino, Ms. Armitage, Mr. Doyle, and Mr. Norbury in accordance with this standard policy.

      In 2002, we paid Dr. Paladino a retainer of $60,000 per year for his services as chairman of our board of directors.

      We recently changed our compensation policy for directors. Our policy now contemplates the following compensation:

      o     an $11,000 annual retainer for serving on the board

      o     a $6,500 annual retainer for serving as chairperson of the board

      o a $5,000 annual retainer for serving as chairperson of the audit committee of the board

      o a $2,500 annual retainer for serving as a member of the audit committee of the board

      o a $1,500 annual retainer for serving as chairperson of the compensation committee of the board

      o a $500 annual retainer for serving as chairperson of the nominating committee of the board

      o at a minimum, the following rights to acquire shares of our common stock:

            o for each new non-employee director elected or appointed to the board, a non-qualified stock option to purchase 50,000 shares of our common stock that vests in three equal annual installments beginning on the date of grant

            o for each incumbent non-employee director, a fully vested, non-qualified stock option to purchase 15,000 shares of our common stock granted immediately following each annual meeting of stockholders, as long as the director has served at least one complete year before the date of the annual meeting and continues to serve as a director after the meeting

      We will also reimburse our non-employee directors for reasonable expenses incurred in attending meetings of the board of directors and its committees.

Compensation Committee Interlocks and Insider Participation

      In 2002, our board of directors had a compensation committee consisting of four directors - Drs. Paladino and Youngblood and Mr. Doyle and Ms. Armitage. Dr. Youngblood, who was then our President and Chief Executive Officer, served as a member of our compensation committee during 2002. Dr. Youngblood participated in discussions regarding the compensation of our executive officers. None of our executive officers served as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our board of directors or compensation committee. Dr. Paladino serves as chairman of the board of directors and a member of the compensation committee of RF Micro Devices, of which Mr. Norbury, one of our directors in 2002, was Chief Executive Officer until January 2003.

          Board Compensation Committee Report on Executive Compensation

Overall Policy

      Our executive compensation program is designed to be closely linked to corporate performance and return to stockholders by linking a significant portion of executive compensation to our success. The overall objectives of this strategy are to provide competitive salaries necessary to attract and retain the highest quality talent, to reward performances that accomplish our goals and priorities, and to provide incentives that link the executive officers' opportunities for financial reward with that of the stockholders.

      The Compensation Committee is responsible for setting and administering the policies that govern the compensation of our executive officers. Generally, the three principal components of the compensation program for executive officers are base salary, bonus, and equity-based incentives (typically stock options), although awards are not necessarily granted in all three categories every year. In reaching decisions on compensation, the Compensation Committee also takes into account the full compensation package provided by Telaxis to the officers, including severance plans, insurance, and benefits generally available to all employees of Telaxis.

      This report addresses our compensation policies as they relate to compensation reported for 2002.

Salary Administration

      The ranges of appropriate base salaries for executives are determined based in part on analysis of salary data on positions of comparable responsibility within the telecommunications industry. Salaries of executive officers are reviewed annually, and any adjustments are made by evaluating the performance of Telaxis and of each executive officer and taking into account any change in the executive's responsibilities. Exceptional performances are generally compensated with performance-related bonuses rather than raising base salaries, reflecting the Compensation Committee's emphasis on linking pay to performance criteria. The Compensation Committee elected not to increase the base salaries of our named executive officers in 2002.

Bonus Program

      Executives are eligible to receive bonuses based on the overall performance of Telaxis and based on individual achievement. Bonuses are awarded based upon the recommendation of the Chief Executive Officer and the Compensation Committee's evaluation of the executive officer's achievement of his or her goals. In 2002, the Compensation Committee awarded no cash bonuses to the named executive officers. See "Executive Compensation - Summary Compensation Table in 2000, 2001, and 2002."

Stock Option Program

      Under our active stock plans, we may grant stock options and stock appreciation rights to any or all of our directors, employees, officers, and consultants. The Compensation Committee believes that long-term incentive awards, such as stock options, link the executive's opportunity for financial reward with that of the stockholders, in that the value of an executive's stock options increases as the value of the stockholders' stock increases. The Compensation Committee granted options to executive officers in order to continue to incentivize the officers towards the achievement of our long-term goals.

      In 2002, the Compensation Committee granted options for 30,000 shares of our common stock in the aggregate to the named executive officers, other than Dr. Youngblood. See "Executive Compensation - Option Grants in 2002."

Compensation of the Chief Executive Officer

      Dr. Youngblood's 2002 base compensation was pursuant to an employment contract negotiated with Telaxis in 1994 as revised in December 2000. In 2000, the Compensation Committee elected to increase Dr. Youngblood's base compensation by approximately sixteen percent (16%). This increase was both a market adjustment for Dr. Youngblood's salary and a merit increase. The Compensation Committee elected not to increase Dr. Youngblood's base compensation in 2001 or 2002. The Compensation Committee's determination of the amount of Dr. Youngblood's bonus was made after a review of the achievement of Dr. Youngblood's goals for the year. The Compensation Committee did not award Dr. Youngblood any cash bonus in 2002. See "Executive Compensation - Summary Compensation Table in 2000, 2001, and 2002." Dr. Youngblood was not granted any options for shares of our common stock in 2002. See "Executive Compensation - Option Grants in 2002."

Policy Regarding Section 162(m) of the Internal Revenue Code

      Section 162(m) of the Internal Revenue Code limits Telaxis' ability to deduct, for income tax purposes, compensation in excess of $1.0 million paid to the chief executive officer and the four most highly compensated officers of Telaxis (other than the chief executive officer) in any year, unless the compensation qualifies as "performance-based compensation." The aggregate base salaries, bonuses and non-equity compensation of each of Telaxis' officers have not historically exceeded, and are not in the foreseeable future expected to exceed, the $1.0 million limit. The Compensation Committee's policy with respect to equity compensation is that it would prefer to cause the compensation to be deductible by Telaxis; however, the Compensation Committee also weighs the need to provide appropriate incentives to Telaxis' officers against the potential adverse tax consequences that may result under Section 162(m) from the grant of equity compensation that does not qualify as performance-based compensation. The Compensation Committee has granted and may continue to grant equity compensation to Telaxis' officers that does not qualify as performance-based compensation that could be in excess of the Section 162(m) limits in circumstances when the Committee believes such grants are appropriate.

      Messrs. Paladino and Doyle were members of our Compensation Committee in 2002 and participated in the deliberations of the Compensation Committee relating to executive compensation in 2002 and related items set forth above. However, Messrs. Paladino and Doyle are no longer members of our board of directors or Compensation Committee. Dr. Youngblood was a member of our Compensation Committee in 2002 but is no longer a member of our Compensation Committee. Mr. Saginario joined our Compensation Committee in April 2003. He did not participate in any of the deliberations of the Compensation Committee with respect to our executive compensation in 2002 and, accordingly, he did not participate in this report.

                            Compensation Committee
                              Carol B. Armitage
                              John L. Youngblood


                           STOCK PERFORMANCE GRAPH

      The graph below provides an indicator of the cumulative total shareholder return for our common stock for the period beginning on the date of the initial public offering of our common stock (February 2, 2000) through the end of our most recently-completed fiscal year (December 31, 2002), as compared to the returns of (i) The Nasdaq Stock Market (U.S.) and (ii) the Nasdaq Electronic Components Stocks Index during the same period. The graph assumes that $100 was invested on February 2, 2000 in our common stock (at the initial offering price of $17.00) and in The Nasdaq Stock Market (U.S.) and the Nasdaq Electronic Components Stocks Index and that, as to the indices, dividends were reinvested. We have not, since our inception, paid any dividends on our common stock.

                       Cumulative Total Shareholder Return

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

--------------------------------------------------------------------------------
                    February 2,    December 31,    December 31,    December 31,
                        2000           2000            2001            2002
--------------------------------------------------------------------------------
Telaxis                 $100          $10.66           $4.24          $1.06
--------------------------------------------------------------------------------
Nasdaq Stock
Market (U.S.)           $100          $60.49          $47.99          $33.17
--------------------------------------------------------------------------------
Nasdaq Electronic
Components              $100          $68.01          $46.34          $24.82
--------------------------------------------------------------------------------

                                  PROPOSAL 2
                        REVERSE / FORWARD STOCK SPLIT

Summary

      The board of directors has authorized, and recommends for your approval, an amendment to Telaxis' Restated Articles of Organization, as amended to date, to effect a reverse/forward stock split in which a reverse 1-for-1,000 stock split would be followed immediately by a forward 250-for-1 stock split. In summary, the net effect would approximate a reverse 1-for-4 stock split of our common stock reducing the number of outstanding shares of our common stock by approximately 75%, but the reverse/forward split would not increase the par value of our common stock or change the number of authorized shares of our capital stock.

      This transaction is comprised of a reverse stock split (the "Reverse Split") pursuant to which each 1,000 shares of our common stock registered in the name of a stockholder at the effective time of the Reverse Split will be converted into one share of our common stock, followed immediately by a forward stock split (the "Forward Split") pursuant to which each share of our common stock outstanding upon consummation of the Reverse Split will be converted into 250 shares of our common stock. As permitted under Massachusetts law, shares of our common stock that would be converted into less than one share in the Reverse Split will instead be converted into the right to receive a cash payment as described below (we refer to the Reverse Split, the Forward Split, and these cash payments, collectively, as the "Reverse/Forward Split"). However, if a registered stockholder holds 1,000 or more shares of our common stock in his or her account at the effective time of the Reverse Split, any fractional share in such account resulting from the Reverse Split will not be cashed out. Rather, the entire amount of the shares in that stockholder's account would be affected by the Forward Split. If, after the Forward Split, the stockholder would have a fractional share in the account, the number of shares will be rounded up to the next whole share.

      If our stockholders approve the Reverse/Forward Split, the board of directors will have the discretion to determine if and when to effect it and reserves the right to abandon it even if approved by the stockholders (see "--Reservation of Rights"). We expect that, if stockholders approve and the board elects to implement the Reverse/Forward Split, the Reverse/Forward Split would be consummated within one year of the date of the annual meeting. We also expect the Reverse/Forward Split would be consummated before the contemplated reincorporation of Telaxis into Delaware (assuming that proposal is approved by our stockholders as we expect).

      We believe that the Reverse/Forward Split will result in significantly reduced stockholder record keeping and mailing expenses for Telaxis, will provide holders of fewer than 1,000 shares with an efficient, cost-effective way to cash-out their investments, and will better position Telaxis for future stock price appreciation.

      If approved by stockholders and implemented by the board of directors, the Reverse/Forward Split will become effective on such date as may be determined by the board upon the filing of the necessary amendments to Telaxis' Restated Articles of Organization, as amended to date, with the Secretary of State of the Commonwealth of Massachusetts (the "Effective Date"). The form of the proposed amendments to Telaxis' Restated Articles of Organization, as amended to date, necessary to effect the Reverse/Forward Split are attached to this proxy statement as Appendix A.

   Effect on Stockholders

      If approved by stockholders at the annual meeting and implemented by the board of directors, the Reverse/Forward Split will affect Telaxis stockholders as follows:

-----------------------------------  -------------------------------------------
    Stockholder Status before
            completion                   Net Effect after Completion of the
   of the Reverse/Forward Split                 Reverse/Forward Split
-----------------------------------  -------------------------------------------

Registered stockholders holding      These stockholders will hold approximately
1,000 or more shares of our          1/4 the number of shares of our common
common stock in an account           stock held before the Reverse/Forward
                                     Split

-----------------------------------  -------------------------------------------

-----------------------------------  -------------------------------------------

Registered stockholders holding      Shares will be converted into the right to
fewer than 1,000 shares of our       receive cash (see "- - Determination of
common stock in an account           Cash-Out Price" at page 26)

-----------------------------------  -------------------------------------------

Stockholders holding common stock    We intend for the Reverse/Forward Split to
in street name through a nominee     treat stockholders holding common stock in
(such as a bank or broker)           street name through a nominee (such as a
                                     bank or broker) in the same manner as
                                     stockholders whose shares are registered in their names. Nominees will be instructed to effect the Reverse/Forward
                                     Split for their beneficial holders.
                                     However, nominees may have different
                                     procedures, and stockholders holding
                                     shares in street name should contact their nominees.

-----------------------------------  -------------------------------------------

   Reasons for the Reverse/Forward Split

      The board of directors recommends that stockholders approve the Reverse/Forward Split described herein for the following reasons. These, and other reasons, are described in detail under "--Background and Purpose of the Reverse/Forward Split" below.

      Telaxis has a large number of stockholders that own relatively few shares. Specifically, as of May 7, 2003, of Telaxis' approximately 257 registered stockholders, approximately 141 held fewer than 1,000 shares of common stock. In addition, as of May 7, 2003, of Telaxis' approximately 5,615 stockholders holding common stock in street name through a nominee (e.g., a bank or broker), approximately 4,010 held fewer than 1,000 shares of common stock in their accounts. In summary, stockholders holding fewer than 1,000 shares in their account represented approximately 71% of the total number of our stockholders, but these stockholders collectively held only approximately 1.7% of our common stock outstanding on the record date. (This analysis assumes no stockholder has more than one account.) Continuing to maintain accounts for all these stockholders, including costs associated with required stockholder mailings, will cost Telaxis thousands of dollars each year. The Reverse/Forward Split will reduce the number of stockholders with small accounts and result in cost savings for Telaxis.

      In many cases, it is relatively expensive for stockholders with fewer than 1,000 shares of our common stock to sell their shares on the open market, particularly given the relatively low recent trading price of our common stock. The Reverse/Forward Split would cash out stockholders with small accounts without transaction costs such as brokerage fees. However, if these stockholders do not want to cash out their holdings of common stock, they may buy additional shares on the open market to increase the number of shares of common stock in their account to at least 1,000 or, if applicable, consolidate/transfer their accounts into an account with at least 1,000 shares of common stock.

      The number of shares of our outstanding common stock increased dramatically from approximately 16.8 million to approximately 54.2 million due to our recent transaction with YDI. We believe that number is too large for a company of our size and expected financial performance. We believe that the number of shares of our common stock outstanding after the Reverse/Forward Split (expected to be approximately 13.3 million) is more appropriate and would better position us for future stock price appreciation.

      The Reverse/Forward Split should also increase the near-term per share market price of our common stock. Since the net effect of the Reverse/Forward Split would approximate a reverse 1-for-4 split of our common stock, an expectation would be for the per share market price of our common stock to quadruple. There can be no assurance, however, that the market price of our common stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse/Forward Split, if at all. The desire for a near-term increase in the market price of our common stock is not one of our primary motivations for proposing the Reverse/Forward Split. Rather, our board of directors focused on cost savings and establishing an appropriately-sized outstanding share base for long-term, sustainable stock price appreciation.

Structure of the Reverse/Forward Split

      The Reverse/Forward Split includes both a reverse stock split and a forward stock split of our common stock. If the Reverse/Forward Split is approved by stockholders and implemented by the board of directors, the Reverse Split is expected to occur at 6:00 p.m. on the Effective Date and the Forward Split is expected to occur at 6:01 p.m. on the Effective Date. Upon consummation of the Reverse Split, each registered stockholder on the Effective Date will receive one share of our common stock for each 1,000 shares of our common stock held in his or her account at that time. If a registered stockholder holds 1,000 or more shares of our common stock in his or her account, any fractional share in such account will not be cashed out after the Reverse Split. Any registered stockholder who holds fewer than 1,000 shares of our common stock in his or her account at the time of the Reverse Split (also referred to as a "Cashed-Out Stockholder") will receive a cash payment instead of fractional shares. This cash payment will be determined and paid as described below under "--Determination of Cash-Out Price" at page 26. Immediately following the Reverse Split, all stockholders who are not Cashed-Out Stockholders will receive 250 shares of common stock for every one share of common stock they held following the Reverse Split, plus a proportionate number of shares of common stock for any fraction of a share they held following the Reverse Split. If, after the Forward Split, these stockholders would have a fractional share in their account, the number of shares will be rounded up to the next whole share.

      We intend for the Reverse/Forward Split to treat stockholders holding common stock in street name through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse/Forward Split for their beneficial holders. Accordingly, we also refer to those street name holders who receive a cash payment instead of fractional shares as "Cashed-Out Stockholders." However, nominees may have different procedures, and stockholders holding shares in street name should contact their nominees.

      In general, the Reverse/Forward Split can be illustrated by the following examples:

---------------------------------  ---------------------------------------------
      Hypothetical Situation                          Result

---------------------------------  ---------------------------------------------
Ms. Sigma is a registered          After the Reverse/Forward Split, Ms. Sigma
stockholder who holds 5,000        will hold 1,250 shares of our common stock
shares of our common stock in her  (5,000 / 1,000 = 5; 5 * 250 = 1,250).
account prior to the
Reverse/Forward Split.

---------------------------------  ---------------------------------------------
Mr. Alpha is a registered          Instead of receiving a fractional share of
stockholder who holds 750 shares   our common stock immediately after the
of our common stock in his         Reverse Split, Mr. Alpha's shares will be
account prior to the               converted into the right to receive cash.
Reverse/Forward Split.             If the procedure described below under
                                   "--Determination of Cash-Out Price" resulted in a per share price of $0.20 per share, Mr. Alpha would receive $150 ($0.20 x 750 shares).

                                   Note: If Mr. Alpha wants to continue his investment in Telaxis, he can, prior to the Effective Date, buy at least 250 more shares of our common stock and hold them in his same account. Mr. Alpha would have to act far enough in advance of the Reverse/Forward Split so that the purchase is completed and the additional shares are credited in his same account by the close of business (eastern time) on the Effective Date.

--------------------------------------------------------------------------------

---------------------------------  ---------------------------------------------
Ms. Omega has two separate record  As described above, Ms. Omega will receive
accounts.  As of the Effective     cash payments equal to the cash-out price of
Date, she holds 750 shares of      her common stock in each record account
common stock in one account and    instead of receiving fractional shares.
250 shares of common stock in the  Assuming a hypothetical cash-out price of
other.  All of her shares are      $0.20 per share, Ms. Omega would receive
registered in her name only.       two checks totaling $200 (750 x $0.20=
                                   $150; 250 x $0.20= $50; $150 + $50 = $200).

                                   Note: If Ms. Omega wants to continue her investment in Telaxis, she can consolidate or transfer her two record accounts prior to the Effective Date into an account with at least 1,000 shares of our common stock. Alternatively, she can buy at least 250 more shares for the first account and 750 more shares for the second account and hold them in those accounts. She would have to act far enough in advance of the Reverse/Forward Split so that the consolidation or the purchase is completed by the close of business (eastern time) on the Effective Date.

---------------------------------  ---------------------------------------------
Mr. Tau has two separate record    After the Reverse/Forward Split, Mr. Tau
accounts. As of the Effective      will hold 1,250 shares of our common stock
Date, he holds 5,000 shares of     in his first account (5,000 / 1,000 = 5; 5*
common stock in his first          250 = 1,250) and Mr. Tau will receive a cash
account and 500 shares of common   payment equal to the cash-out price of his
stock in his second account.       common stock in his second account instead
All of his shares are registered   of receiving fractional shares. Assuming a
in his name only.                  hypothetical cash-out price of $0.20 per
                                   share, Mr. Tau would receive $100 ($0.20 x 500 shares).

                                   As described above, Mr. Tau would not be a Cashed-Out Stockholder with respect to his first account but would be a Cashed-Out Stockholder with respect to his second account.

                                   Note: If Mr. Tau wants to continue his entire investment in Telaxis, he can consolidate or transfer his two record accounts prior to the Effective Date into an account with at least 1,000 shares of our common stock. Alternatively, he can buy at least 500 more shares for his second account and hold them in that account. He would have to act far enough in advance of the Reverse/Forward Split so that the consolidation or the purchase is completed by the close of business (eastern time) on the Effective Date.

---------------------------------  ---------------------------------------------
Ms. Delta is a registered          After the Reverse/Forward Split, Ms. Delta
stockholder who holds 5,003        will hold 1,251 shares of our common stock.
shares of our common stock in her  Because Ms. Delta holds more than 1,000
account prior to the               shares of our common stock in her account,
Reverse/Forward Split.             fractional shares will not be cashed out
                                   after the Reverse Split and any fractional shares remaining after the Forward Split will be rounded up to the next whole share. (5,003
                                   / 1,000 = 5.003; 5.003 * 250 = 1,250.75,
                                   which will be rounded up to 1,251)

---------------------------------  ---------------------------------------------
Mr. Theta holds shares of our      We intend for the Reverse/Forward Split to
common stock in a brokerage        treat stockholders holding our common stock
account or accounts as of the      in street name through a nominee (such as a
Effective Date.                    bank or broker) in the same manner as
                                   stockholders whose shares are registered in their names. Nominees will be instructed to effect the Reverse/Forward Split for their beneficial holders. However, nominees may have different procedures, and stockholders holding our common stock in street name should contact their nominees.

--------------------------------------------------------------------------------

      Despite the foregoing examples, we will have the discretion to apply the Reverse/Forward Split to any stockholder who may divide his, her, or its shares into more than one account and thereby become a Cashed-Out Stockholder. For example, if Ms. Sigma transfers the 5,000 shares in her account into ten separate accounts holding 500 shares each, we will have the discretion to apply the Reverse/Forward Split to her, as a result of which she would not become a Cashed-Out Stockholder but instead would hold 1,250 shares of common stock.

Background and Purpose of the Reverse/Forward Split

      Telaxis had a stockholder base of approximately 5,872 stockholders as of May 7, 2003, consisting of approximately 257 registered stockholders and approximately 5,615 stockholders holding common stock in street name through a nominee (e.g., a bank or broker). As of May 7, 2003, approximately 141 registered holders of common stock owned fewer than 1,000 shares. At that time, these stockholders represented approximately 55% of the total number of registered holders of common stock, but these accounts represented approximately only 0.08% of the total number of outstanding shares of common stock. In addition, as of May 7, 2003, approximately 4,010 street name stockholders owned fewer than 1,000 shares. At that time, these stockholders represented approximately 71% of the total number of street name stockholders, but these accounts represented approximately only 1.6% of the total number of outstanding shares of common stock. In summary, stockholders holding fewer than 1,000 shares in their account represented approximately 71% of the total number of our stockholders, but these stockholders collectively held only approximately 1.7% of our common stock outstanding on the record date. This analysis assumes no stockholder has more than one account.

      We expect to save costs as a result of the Reverse/Forward Split. The cost of administering each registered stockholder's account, including printing and mailing costs to mail proxy materials and the annual report, is the same regardless of the number of shares held in that account. Therefore, our costs to maintain such small accounts are disproportionately high when compared to the total number of shares involved.

      In light of these disproportionate costs, the board believes that it is in the best interests of Telaxis and its stockholders as a whole to eliminate the administrative burden and costs associated with such small accounts. We expect that we will reduce the total cost of administering stockholder accounts by thousands of dollars each year if we complete the Reverse/Forward Split. This would be a significant savings given the size of Telaxis.

      Moreover, the Reverse/Forward Split will provide stockholders with fewer than 1,000 shares of common stock with a cost-effective way to cash out their investments, because Telaxis will pay the transaction costs in connection with the Reverse/Forward Split. Otherwise, stockholders with small holdings would likely incur brokerage fees which are disproportionately high relative to the market value of their shares if they wanted to sell their stock, particularly given the relatively low recent trading price of our common stock. The Reverse/Forward Split will eliminate these problems for most stockholders with small holdings.

      Another primary reason for the Reverse/Forward Split is to provide Telaxis with an appropriate number of shares of outstanding common stock for long-term, sustainable stock price appreciation. The number of shares of our outstanding common stock increased dramatically from approximately 16.8 million to approximately 54.2 million due to our recent transaction with YDI. We believe that number is too large for a company of our size and expected financial performance. We believe that the number of shares of our common stock outstanding after the Reverse/Forward Split (expected to be approximately 13.3 million) is more appropriate and would better position us for future, long-term stock price appreciation. Because there will be fewer shares of our common stock outstanding, we anticipate that the per share net income or loss and net book value of our common stock will be increased. In turn, we anticipate this will enable greater long-term stock price appreciation as investors apply typical valuation methodologies to our common stock, such as valuing our stock based on a multiple of earnings per share.

      The Reverse/Forward Split should also increase the near-term per share market price of our common stock. Since the net effect of the Reverse/Forward Split would approximate a reverse 1-for-4 split of our common stock, an expectation would be for the per share market price of our common stock to quadruple. There can be no assurance, however, that the market price of our common stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse/Forward Split. The desire for a near-term increase in the market price of our common stock is not one of our primary motivations for proposing the Reverse/Forward Split. Rather, as discussed above, our board of directors focused on establishing an appropriately-sized outstanding share base for long-term, sustainable stock price appreciation and reducing the costs associated with administering stockholder accounts.

      The market price of our common stock is dependent upon our performance and prospects and other factors, a number of which are unrelated to the number of shares of our common stock outstanding and many of which are not within our control. Our performance depends in large part on our ability to benefit from the recent combination transaction of Telaxis and YDI, which has only recently been completed. As a result, there is little history on which to estimate the likelihood of our successfully integrating Telaxis and YDI and realizing the expected synergies and other benefits from that transaction.

      Although the Reverse/Forward Split will not, by itself, impact our assets or prospects, the Reverse/Forward Split could result in a decrease in the aggregate market value of our common stock. If the Reverse/Forward Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse/Forward Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse/Forward Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our common stock. This is particularly applicable given that we expect our public float after the Reverse/Forward Split to be approximately 3.9 million shares. When we use the term public float, we are referring to our outstanding common stock less the shares of our common stock held by our 10% stockholders, directors, and senior management. This expectation is based on information as of the record date, which will likely vary from information as of the Effective Date.

      The board of directors believes that the risks associated with the Reverse/Forward Split are outweighed by the expected benefits resulting from the Reverse/Forward Split.

      In addition, we may in the future pursue alternative methods of reducing our stockholder base, whether or not the Reverse/Forward Split is approved and implemented, including odd-lot tender offers, stock repurchases, and programs to facilitate sales by stockholders of odd-lot holdings. However, there can be no assurance that we will decide to pursue any such transaction.

Effect of the Reverse/Forward Split on Telaxis Stockholders

   Registered Stockholders with Fewer than 1,000 Shares of Common Stock:

      If we complete the Reverse/Forward Split and you are a Cashed-Out Stockholder (i.e., a stockholder holding fewer than 1,000 shares of our common stock in any one account immediately prior to the Reverse Split):

      o You will not receive fractional shares of stock as a result of the Reverse Split in respect of your shares.

      o Instead of receiving fractional shares, you will receive a cash payment in respect of your affected shares. See "--Determination of Cash-Out Price" at page 26.

      o After the Reverse Split, you will have no further interest in Telaxis with respect to your cashed-out shares. These shares will no longer entitle you to the right to vote as a stockholder or share in Telaxis' assets, earnings, or profits or in any dividends paid after the Reverse Split. In other words, you will no longer hold your cashed-out shares, and you will have only the right to receive cash for these shares. In addition, you will not be entitled to receive interest with respect to the period of time between the Effective Date and the date you receive your payment for the cashed-out shares.

      o You will not have to pay any service charges or brokerage commissions in connection with the Reverse/Forward Split.

      o As soon as practicable after we effect the Reverse/Forward Split, you will receive a payment for the cashed-out shares you held immediately prior to the Reverse Split in accordance with the procedures described below.

      o If you are a Cashed-Out Stockholder with a stock certificate representing your cashed-out shares, you will receive a transmittal letter as soon as practicable after the Effective Date. The letter of transmittal will contain instructions on how to surrender your certificate(s) to Telaxis' exchange agent, which is expected to be Telaxis' transfer agent Registrar and Transfer Company, for your cash payment. You will not receive your cash payment until you surrender your outstanding certificate(s) to our exchange agent, together with a completed and executed copy of the letter of transmittal. Please do not send your certificates until you receive your letter of transmittal. For further information, see "--Stock Certificates" below.

      o All amounts owed to you will be subject to applicable federal income tax and state abandoned property laws.

      o You will not receive any interest on cash payments owed to you as a result of the Reverse/Forward Split.

      NOTE: If you want to continue to hold common stock after the Reverse/Forward Split, you may do so by taking either of the following actions far enough in advance so that it is completed by the Effective Date:

      (1) purchase a sufficient number of shares of common stock so that you hold at least 1,000 shares of our common stock in one account prior to the Reverse Split; or

      (2) if applicable, consolidate your accounts so that you hold at least 1,000 shares of our common stock in one account prior to the Reverse Split.

You will be responsible for any brokerage commissions, services charges, and other fees associated with any purchases and/or account consolidations that you may choose to undertake.

   Registered Stockholders with 1,000 or More Shares of Common Stock:

      If you are a registered stockholder with 1,000 or more shares of our common stock in your account as of 6:00 p.m. on the Effective Date, we will first reclassify your shares into one-one thousandth (1/1,000) of the number of shares you held immediately prior to the Reverse Split. One minute after the Reverse Split, at 6:01 p.m., we will reclassify your shares in the Forward Split into 250 times the number of shares you held after the Reverse Split, which will result in approximately 1/4 the number of shares you held before the Reverse Split. If, after the Forward Split, you would be holding a fractional share of our common stock in your account, we will round your holdings up to the next whole share. Following the Reverse/Forward Split, each share of our common stock will still entitle the holder thereof to one vote per share.

      To illustrate, if you held 5,000 shares of our common stock in your account immediately prior to the Reverse Split, your shares would be converted into 5 shares in the Reverse Split and then to 1,250 shares in the Forward Split. If you held 5,003 shares of our common stock in your account immediately prior to the Reverse Split, your shares would be converted into 5.003 shares in the Reverse Split and then to 1,250.75 shares in the Forward Split, which would be rounded up to 1,251 shares.

   Street Name Holders of Common Stock:

      We intend for the Reverse/Forward Split to treat stockholders holding common stock in street name through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are registered in their names. Nominees will be instructed to effect the Reverse/Forward Split for their beneficial holders. However, nominees may have different procedures, and stockholders holding common stock in street name should contact their nominees.

   Holders of Telaxis Stock Options or Warrants:

      If the Reverse/Forward Split is effected, all outstanding options and warrants entitling their holders to purchase shares of our common stock will automatically be affected, regardless of whether the options or warrants entitle their holders to purchase more or less than 1,000 shares of our common stock. Unlike outstanding shares of our common stock, options and warrants to purchase less than 1,000 shares of our common stock will be adjusted in the same manner as options and warrants to purchase more than 1,000 shares of our common stock, subject to the effects of rounding described below.

      The net effect on the number of shares subject to those options and warrants will be to reduce the number to approximately 1/4 the number in effect immediately prior to the Reverse/Forward Split. Specifically, in the Reverse Split, the number of shares subject to those options and some of those warrants will be divided by 1,000. The number of shares subject to the remaining warrants would be divided by a number slightly higher than 1,000 due to our cashing out fractional shares of our common stock that would have been outstanding after the Reverse Split. In the Forward Split, the number of shares subject to those options and warrants will be multiplied by 250. If, after the Reverse/Forward Split, any option or warrant would entitle its holder to purchase a fractional share of our common stock, the number of shares subject to that option or warrant will be rounded up to the next whole share.

      Correspondingly, the per share exercise price of those options and purchase price of those warrants will be increased by a factor of approximately 4 in direct proportion to the net effect of the Reverse/Forward Split. Specifically, in the Reverse Split, the price of those options and some of those warrants will be multiplied by 1,000. The price of the remaining warrants would be multiplied by a number slightly higher than 1,000 due to our cashing out fractional shares of our common stock that would have been outstanding after the Reverse Split. Then in the Forward Split, the price will be divided by 250. After the Reverse/Forward Split, the exercise price of each option and purchase price of each warrant will be rounded down to the nearest cent if it otherwise would have been in fractions of a cent.

      Therefore, the aggregate dollar amount payable for the purchase of the shares subject to the options and warrants will remain unchanged, subject only to the effects of rounding for fractional shares and/or fractional pennies.

      For example, assume an optionee held options to purchase 500 shares of our common stock at an exercise price of $1.00 per share immediately prior to the Reverse/Forward Split. After the Reverse/Forward Split, the optionee would hold options to purchase 125 shares of our common stock at $4.00 per share. First, in the Reverse Split, the option would be converted into an option to buy 1/2 share at $1,000 per share. Then in the Forward Split, the option would be converted into an option to buy 125 shares at $4.00 per share.

   Determination of Cash-Out Price

      In order to avoid the expense and inconvenience of issuing fractional shares to stockholders who hold less than one share of our common stock after the Reverse Split, Telaxis will pay cash for those shares. If stockholders approve the Reverse/Forward Split at the annual meeting and it is completed, the board of directors will arrange to have Telaxis pay cash for the fractional shares based on the trading value of the common stock that is cashed out. This cash-out payment will be an amount per share equal to the daily average of the highest and lowest sale prices per share of our common stock on the Over-The-Counter Bulletin Board averaged over a period of the twenty most recent trading days on which our common stock was traded ending on (and including) the Effective Date, without interest.

      We expect to use our cash on hand to make these payments.

Effect of the Reverse/Forward Split on Telaxis

      With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of our common stock prior and subsequent to the Reverse/Forward Split will remain the same. After the effectiveness of the Reverse/Forward Split, we do not anticipate that our financial condition, the percentage ownership of management, or any aspect of our business would materially change as a result of the Reverse/Forward Split. We do expect the number of our stockholders to decrease significantly.

      The Reverse/Forward Split will not affect the public registration of our common stock with the SEC under the Securities Exchange Act of 1934, as amended. Similarly, we do not expect that the Reverse/Forward Split will affect the continued listing of our common stock on the Over-The-Counter Bulletin Board. In connection with the Reverse/Forward Split, the proposed reincorporation, and the proposed name change, we expect that we will be given a new ticker symbol.

      We are currently authorized to issue a maximum of 100,000,000 shares of our common stock. On May 7, 2003, there were 54,208,312 shares of our common stock issued and outstanding. The number of authorized shares of our common stock will not change as a result of the Reverse/Forward Split. However, the number of shares of our common stock issued and outstanding will be reduced by over 75% as a result of the Reverse/Forward Split. This reduction will result from two factors. The primary factor is that the final net effect of the Reverse Split (1-for-1,000) followed by the Forward Split (250-for-1) (before taking fractional shares into account) will approximate a reverse 1-for-4 split of our common stock, which would reduce the number of our outstanding shares by approximately 75%. Also, following the Reverse Split, we will pay cash for the fractional shares of the Cashed-Out Stockholders, which means that the total number of outstanding shares of our common stock will be further reduced by the cash-out of the shares held by the Cashed-Out Stockholders immediately prior to the Reverse Split. We expect to have approximately 13.3 million shares of our common stock outstanding immediately after the Reverse/Forward Split.

        Thus, the Reverse/Forward Split will effectively increase the number of authorized and unissued shares of our common stock available for future issuance by approximately 90% from approximately 45.8 million to approximately 86.7 million. Following the Reverse/Forward Split, the board of directors will have the authority, subject to applicable securities laws, to issue such authorized and unissued shares without further stockholder approval, upon such terms and conditions as the board of directors deems appropriate. These shares could be used for any proper corporate purpose approved by the board of directors including, among other purposes, future financing transactions and acquisitions or other strategic transactions. Although the board of directors presently has no intention of doing so, our stock could be issued in such a manner, and pursuant to such terms and conditions, that would make a change of control of Telaxis or removal of our management more difficult. Holders of our common stock have no preemptive or other subscription rights.

      The total number of shares that will be cashed-out, the resulting number of shares outstanding, the resulting number of shares available for future issuance, and the total cash to be paid by us are unknown at this time. Also, we do not know what the daily average of the highest and lowest sale prices per share of our common stock on the Over-The-Counter Bulletin Board for the period of the twenty most recent trading days on which our common stock was traded ending on the Effective Date will be. However, by way of example, if the Reverse/Forward Split had been completed as of May 7, 2003, when the daily average of the highest and lowest sale prices per share of our common stock on the Over-The-Counter Bulletin Board averaged over the twenty most recent Over-The-Counter Bulletin Board trading days on which our common stock was traded then ended was approximately $0.208, then the cash payments that would have been issued to Cashed-Out Stockholders, including both registered and street name holders, would have been approximately $190,388. The actual amounts will depend on the number of Cashed-Out Stockholders on the Effective Date, which will likely vary from the number of such stockholders on May 7, 2003.

      The par value of our common stock will remain at $.01 per share after the Reverse/Forward Split. As a result, on the Effective Date, the stated capital on our balance sheet attributable to our common stock will be reduced by approximately 75% of its present amount, and the additional paid-in-capital account will be credited with the amount by which the stated capital is reduced.

Stock Certificates

      Commencing on the Effective Date, each existing certificate representing shares of our issued and outstanding common stock held by our registered stockholders owning 1,000 or more shares of our common stock immediately prior to the Reverse Split in one account will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of common stock resulting from the Reverse/Forward Split. Assuming that the reverse/forward split proposal, the reincorporation proposal, and the name change proposal are approved by our stockholders as we expect and implemented, we will be issuing new certificates representing shares of our common stock held by those stockholders after all of those items are completed. These new certificates would reflect the new number of shares of our common stock held by the stockholder, our new corporate name, and our new jurisdiction of incorporation. Each of these stockholders will receive a letter of transmittal after these items are completed. These stockholders will be asked to surrender to the exchange agent their old stock certificates in exchange for new certificates representing ownership of the reduced number of shares of our common stock resulting from the Reverse/Forward Split in accordance with the procedures set forth in the letter of transmittal. No new certificates will be issued to any stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent.

      After the Reverse/Forward Split, certificates representing shares held by Cashed-Out Stockholders will only represent the right to receive the cash payment for those shares described in this proxy statement. Any Cashed-Out Stockholder with share certificates will receive a letter of transmittal after the Effective Date. These stockholders must complete and sign the letter of transmittal and return it with their stock certificate(s) to the exchange agent before they can receive cash payment for those shares.

      We expect that our transfer agent, Registrar and Transfer Company, will act as exchange agent for purposes of implementing the exchange of stock certificates or surrender of stock certificates for cash payments, as the case may be.

Certain Federal Income Tax Consequences of the Reverse/Forward Split

      We have summarized below certain federal income tax consequences to Telaxis and its stockholders resulting from the Reverse/Forward Split. This summary is based on U.S. federal income tax law existing as of the date of this proxy statement, and such tax laws may change, even retroactively. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse/Forward Split. This summary does not discuss all aspects of federal income taxation that may be important to you in light of your individual circumstances. Many stockholders (such as financial institutions, insurance companies, broker-dealers, tax-exempt organizations, and foreign persons) may be subject to special tax rules. Other stockholders may also be subject to special tax rules, including but not limited to: stockholders who received common stock as compensation for services or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, stock as part of a straddle, hedging, or conversion transaction for federal income tax purposes. In addition, this summary does not discuss any state, local, foreign, or other tax considerations. This summary assumes that you are a U.S. citizen and have held, and will hold, your shares as capital assets under the Internal Revenue Code. You should consult your tax advisor as to the particular federal, state, local, foreign, and other tax consequences, in light of your specific circumstances.

      We believe that the Reverse/Forward Split will constitute a reorganization within the meaning of section 368(a)(1)(E) of the Internal Revenue Code. Accordingly, we expect that the Reverse/Forward Split will have the following material federal income tax consequences:

      1. No gain or loss will be recognized by Telaxis as a result of the Reverse/Forward Split.

      2. If you receive shares of our common stock and no cash in the Reverse/Forward Split, you will not recognize any gain or loss as a result of the Reverse/Forward Split and you will have the same aggregate adjusted tax basis and holding period in your common stock as you had in such stock immediately prior to the Reverse/Forward Split.

      3. If you receive solely cash as a result of the Reverse/Forward Split, you will recognize capital gain or loss equal to the difference between the cash you receive for your cashed-out stock and your aggregate adjusted tax basis in such stock.

      4. If you receive both cash and shares of our common stock in the Reverse/Forward Split, you generally will recognize gain, but not loss, in an amount equal to the lesser of (i) the excess of the sum of the aggregate fair market value of your shares of our common stock plus the cash received over your adjusted tax basis in the shares, or (ii) the amount of cash received in the Reverse/Forward Split. Your aggregate adjusted tax basis in your shares of common stock held immediately after the Reverse/Forward Split will be equal to your aggregate adjusted tax basis in your shares of common stock held immediately prior to the Reverse/Forward Split, increased by any gain recognized in the Reverse/Forward Split, and decreased by the amount of cash received in the Reverse/Forward Split.

      Any gain you recognize as a result of receiving cash in addition to shares of our common stock in the Reverse/Forward Split will be capital gain, provided that your receipt of cash is neither essentially equivalent to a dividend within the meaning of section 302 of the Internal Revenue Code, nor has the effect of a distribution of a dividend within the meaning of section 356(a)(2) of the Internal Revenue Code. If your gain is not treated as capital gain, the gain will be treated as ordinary income to you to the extent of your ratable share of Telaxis' undistributed earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining gain will be treated as a capital gain.

Appraisal Rights

      Stockholders do not have appraisal or dissenter's rights under Massachusetts state law or under Telaxis' Restated Articles of Organization, as amended to date, or By-laws in connection with the Reverse/Forward Split.

Reservation of Rights

      We reserve the right to abandon the Reverse/Forward Split without further action by our stockholders at any time before the filing of the necessary amendments to Telaxis' Restated Articles of Organization, as amended to date, with the Massachusetts Secretary of State, even if the Reverse/Forward Split has been authorized by our stockholders at the annual meeting. By voting in favor of the Reverse/Forward Split, you are expressly also authorizing us to determine not to proceed with the Reverse/Forward Split if we should so decide.

Voting

      The affirmative vote of at least a majority of our common stock outstanding and entitled to vote is necessary to approve the proposed Reverse/Forward Split. We believe that both Concorde Equity and Michael F. Young will vote in favor of the Reverse/Forward Split. Because Concorde Equity and Mr. Young together own more than two-thirds of our common stock outstanding on the record date for this annual meeting, we expect that the Reverse/Forward Split will be approved by our stockholders regardless of how our other stockholders vote.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND TELAXIS' RESTATED ARTICLES OF ORGANIZATION, AS AMENDED TO DATE, TO EFFECT THE DESCRIBED REVERSE/FORWARD STOCK SPLIT.

                                   PROPOSAL 3
                          REINCORPORATION INTO DELAWARE

Summary

      The board of directors has unanimously approved, and recommends for your approval, a proposal to change our jurisdiction of incorporation from Massachusetts to Delaware. The reincorporation would be accomplished by merging Telaxis with and into YDI Wireless, Inc., a Delaware corporation we recently organized as a wholly-owned subsidiary solely for the purpose of our reincorporating into Delaware (the "Reincorporation Merger"). Under the terms of the Reincorporation Merger, each share of our common stock, par value $.01 per share, outstanding immediately prior to the Reincorporation Merger will be converted into one share of YDI Wireless' common stock, par value $.01 per share, subject to any exercise of appraisal rights. Options and warrants to purchase shares of our common stock outstanding immediately prior to the Reincorporation Merger will be converted into options or warrants, as the case may be, to purchase the same number of shares of YDI Wireless' common stock.

      The board of directors believes it is beneficial that we obtain the advantages of Delaware law. The board of directors believes the proposed change in domicile is in our best interests and the best interests of our stockholders for several reasons, including:

            o the greater predictability and flexibility afforded by Delaware corporate law and its greater responsiveness to corporate needs,

            o the more predictable corporate environment afforded by Delaware to corporate directors and officers,

            o the greater certainty afforded by Delaware law with respect to directors' duties in the face of takeover offers and responses to unsolicited takeover offers, and

            o greater familiarity of investors, possible strategic partners, and others with Delaware corporations rather than Massachusetts corporations.

      Our corporate actions are currently governed by Massachusetts law and our Massachusetts Restated Articles of Organization, as amended to date (the "Massachusetts Charter"), and our Massachusetts by-laws (the "Massachusetts By-laws"), both of which have been filed publicly with the Securities and Exchange Commission. If the Reincorporation Merger is approved by our stockholders and completed, our corporate affairs will be governed by Delaware law, the certificate of incorporation of YDI Wireless (the "Delaware Charter"), which is attached as Appendix B, and the by-laws of YDI Wireless, which are attached as Appendix C (the "Delaware By-laws"). The Reincorporation Merger, by itself, would not involve any change in our business, properties, or capital structure. Upon the effective date of the Reincorporation Merger, YDI Wireless will be the continuing corporation and will own all of the assets and will be responsible for all of the liabilities of Telaxis.

      In connection with the Reincorporation Merger, we are also proposing to terminate the substantive effect of Telaxis' existing stockholder rights plan.

      A proposal to change our legal name to "YDI Wireless, Inc." is being submitted separately in this proxy statement for consideration at the annual meeting. If the proposed change of name and the Reincorporation Merger are approved as we expect, the change of name will be accomplished in connection with the Reincorporation Merger. If the Reincorporation Merger is not approved but the proposed change of name is approved, we will effect the name change by amending our Massachusetts Charter.

      A proposal to effect a reverse/forward split of our outstanding common stock is also being submitted separately in this proxy statement for consideration at the annual meeting. If both the Reverse/Forward Split and the

Reincorporation Merger are approved as we expect, we expect to effect the Reverse/Forward Split prior to the Reincorporation Merger.

Interests of Our Directors and Officers in this Proposal

      Our directors may benefit from reincorporation in Delaware. In some circumstances, Delaware law may reduce directors' potential personal liability. The board of directors, in approving the Reincorporation Merger, may have different interests than our stockholders or have interests in conflict with the interests of our stockholders. Our board of directors, our management, and their affiliated stockholders may have different interests than the unaffiliated stockholders. For a more complete discussion of the principal differences between Massachusetts and Delaware law and the charters and by-laws of Telaxis and YDI Wireless as they affect stockholders, see "Significant Changes Caused by the Reincorporation" below.

      The Delaware Charter does not prohibit stockholder action by written consent. Accordingly, after the Reincorporation Merger, Messrs. Fitzgerald and Young, who together control over two-thirds of our common stock outstanding on the record date, will have the ability to take action by written consent without a meeting if they choose to act together. This ability would be subject to the notice requirements of Delaware law and the provisions of the Securities Exchange Act of 1934, as amended. Under those provisions as currently in effect, we would be required to deliver to stockholders an information statement regarding the action at least 20 calendar days before the action is taken.

Reasons for Reincorporation

      Telaxis was incorporated under Massachusetts law in 1982. At the time, incorporating in Massachusetts was a logical and natural choice considering our location in Massachusetts. As part of our recent transaction with YDI, we moved our principal offices to Falls Church, Virginia and our Massachusetts operations are now primarily related to research and development. We see reincorporating Telaxis in Delaware as another step in our corporate transition.

      The primary reasons for the reincorporation are as follows.

      Predictability, Flexibility, and Responsiveness to Corporate Needs. Delaware has a policy of encouraging incorporation in its state and of promoting the adoption, implementation, and construction of modern corporate laws responsive to the changing business environment. Reincorporating in Delaware will allow us to take advantage of Delaware's developed statutory and case law. Delaware has adopted comprehensive and flexible corporate laws which are revised regularly to meet changing business circumstances. The Delaware Legislature is sensitive to issues regarding corporate law and has repeatedly demonstrated its ability and commitment to act quickly in response to developments in modern corporate law. In addition, Delaware offers a system of specialized chancery courts to deal with corporate law questions. These courts have developed considerable expertise in dealing with corporate issues and are capable of acting much quicker than courts in other jurisdictions. The Delaware courts have also created a substantial and influential body of case law construing Delaware's corporate law. In fact, Massachusetts judges sometimes rely on decisions of Delaware courts on corporate law issues given the relative dearth of Massachusetts corporate law decisions and the influence of Delaware corporate law and judiciary. In addition, the Delaware Secretary of State is particularly flexible, expert, and responsive in its administration of the filings required for mergers, acquisitions, and other corporate transactions. As a result of these factors, it is anticipated that Delaware law will provide greater efficiency, predictability, and flexibility in our legal affairs than is presently available under Massachusetts law.

      Directors and Officers. The board of directors believes that reincorporation under Delaware law will enhance our ability to attract and retain qualified directors and officers as well as encourage directors and officers to continue to make independent decisions in good faith on our behalf. The law of Delaware offers greater certainty and stability from the perspective of those who serve as corporate officers and directors. The parameters of director and officer liability have been more extensively addressed in Delaware court decisions and are therefore better defined and better understood than under Massachusetts law. The recent focus on corporate governance issues for public companies in general and intense competition that has characterized the wireless equipment industry have greatly expanded the challenges and risks facing the directors and officers of public companies generally and companies in our industry in particular. Recent legislative changes at the federal level, including the Sarbanes-Oxley Act of 2002, have caused and are continuing to cause significant changes in the way public companies have been operated and are putting increasing focus on the roles and responsibilities of directors and officers in operating and managing public companies. Although to date we have not experienced difficulty in retaining directors or officers, we are concerned that retention could become more difficult as a result of the significant and increasing potential liability and relatively small compensation associated with service as a director. We believe that the corporate environment afforded by Delaware will enable us to compete more effectively with other public companies, many of which are incorporated in Delaware, in the recruitment of talented and experienced directors and officers.

      The board of directors believes that Delaware law strikes an appropriate balance with respect to personal liability of directors and officers, and that reincorporation in Delaware will enhance our ability to recruit and retain directors and officers in the future, while providing appropriate protection for stockholders from possible abuses by directors and officers. In this regard, it should be noted that directors' personal liability is not, and cannot be, eliminated under Delaware law for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit.

      Takeover Response. Telaxis currently has in place a number of measures designed to protect stockholder interests in the event of a hostile takeover attempt against Telaxis. YDI Wireless would have measures comparable to some of these protective mechanisms. Many of these measures have not been as fully tested in the Massachusetts courts as in the Delaware courts. As a result, Delaware law affords greater certainty that these measures will be interpreted, sustained, and applied in accordance with the intentions of the board of directors. In addition, Delaware case law provides a well developed body of law defining the proper duties and decision making process expected of a board of directors in evaluating potential and proposed corporate takeover offers and business combinations. The board of directors believes that these measures and related Delaware law will help the board of directors to protect our corporate strategies, to consider fully any proposed takeover and alternatives, and, if appropriate, to negotiate terms that maximize the benefit to our stockholders.

      Greater Familiarity of Others with Delaware Corporations. Delaware has long been a preferred domicile for many major American corporations, and Delaware law and administrative practices have become comparatively well-known and widely understood. We believe this greater familiarity will be a benefit as we continue to grow and do business. Given the uncertainty in our industry, we believe there are opportunities for selective acquisitions and other forms of strategic combinations and partnering. Since many of the other companies we may approach relating to strategic transactions may not be located in Massachusetts, we believe in general being a Delaware corporation would be more familiar to them. We believe this familiarity and other benefits of being a Delaware corporation would make us a more attractive strategic partner. Also, investors and others we may approach for equity or debt financing in general are familiar with Delaware corporations and the advantages of being a Delaware corporation. Thus, we expect that being a Delaware corporation could favorably impact any fundraising activities we may undertake.

Reincorporation Procedure

      The proposed reincorporation would be accomplished by merging Telaxis into YDI Wireless, a new wholly-owned Delaware subsidiary of Telaxis, pursuant to an Agreement and Plan of Merger and Reincorporation (the "Reincorporation Agreement"), a copy of which is attached as Appendix D. YDI Wireless will succeed to the business, assets, and liabilities of Telaxis, and the rights of our stockholders will be governed by the laws of the State of Delaware and by the terms and provisions of the Delaware Charter and the Delaware By-laws. The reincorporation, by itself, will not result in any change in our business, assets, or liabilities, will not cause us to move our corporate headquarters from the current Falls Church, Virginia location, and will not result in any relocation of management or other employees.

      The directors and officers of YDI Wireless will be the directors and officers of the combined company. The directors and officers of YDI Wireless are the same as the directors and officers of Telaxis except that Ralph A. Goldwasser and Dr. John L. Youngblood are not directors of YDI Wireless. Therefore, neither Mr. Goldwasser nor Dr. Youngblood will be a director of the combined company. These changes will reduce the number of our directors to five, which our board of directors believes is an appropriate number for a company of our size. Dr. Youngblood has informed us that he opposes Messrs. Goldwasser and Youngblood no longer being on our board of directors.

      On the effective date of the proposed reincorporation, each outstanding share of common stock of Telaxis will automatically convert into one share of common stock of YDI Wireless, and stockholders of Telaxis will automatically become stockholders of YDI Wireless. At the effective time of the reincorporation, the number of outstanding shares of common stock of YDI Wireless will be equal to the number of shares of common stock of Telaxis outstanding immediately prior to the effective time of the reincorporation.

      The effects described in the preceding paragraph are subject to the appraisal rights of Telaxis' stockholders. Stockholders have the right to dissent from the Reincorporation Merger and to demand and receive an appraisal of their shares of Telaxis' common stock by complying with the requirements of Sections 86 through 98 of the Massachusetts Business Corporation Law. See "Right to Dissent and Appraisal Rights of Stockholders" below. Stockholders are urged to consult their tax advisors as to the federal, state, or local tax consequences of the Reincorporation Merger and the exercise of their appraisal rights.

      In addition, each outstanding option or warrant to acquire shares of common stock of Telaxis will be converted into an option or warrant to acquire an equal number of shares of common stock of YDI Wireless, under the same terms and conditions as the options or warrants existing immediately prior to the effective time of the reincorporation. Telaxis' employee benefit plans in effect immediately prior to the Reincorporation Merger, including the Incentive Stock Option Plan of 1986, the 1987 Stock Plan, the 1988 Stock Plan, the 1996 Stock Plan, the 1997 Stock Plan, the 1999 Stock Plan, the 2001 Nonqualified Stock Plan, and the Young Design, Inc. 2002 Stock Incentive Plan, will be adopted and continued by YDI Wireless following the reincorporation.

      Assuming that both the Reverse/Forward Split and the Reincorporation Merger are approved at the annual meeting as we expect, we expect to effect the Reincorporation Merger after effecting the Reverse/Forward Split. Therefore, we expect that the number of shares of outstanding YDI Wireless common stock would equal the number of shares of outstanding Telaxis common stock after the Reverse/Forward Split, subject to appraisal rights. Also, the Telaxis stock options and warrants and stock plans adopted and assumed by YDI Wireless would be those stock options, warrants, and plans after giving effect to the Reverse/Forward Split.

      The Reincorporation Merger will not affect the public registration of our common stock with the SEC under the Securities Exchange Act of 1934, as amended. Similarly, we do not expect that the Reincorporation Merger will affect the continued listing of our common stock on the Over-The-Counter Bulletin Board. In connection with the Reverse/Forward Split, the Reincorporation Merger, and the proposed name change, we expect that we will be given a new ticker symbol.

Stock Certificates

      Commencing on the effective date of the Reincorporation Merger, each existing certificate representing shares of Telaxis' issued and outstanding common stock (except certificates held by stockholders who have validly exercised their appraisal rights or held by Cashed-Out Stockholders, assuming that the Reverse/Forward Split is implemented before the Reincorporation Merger as we expect) will be deemed for all corporate purposes to evidence ownership of shares of YDI Wireless' issued and outstanding common stock. Assuming that the reverse/forward split proposal, the reincorporation proposal, and the name change proposal are approved by our stockholders as we expect and implemented, we will be issuing new certificates representing shares of our common stock to our stockholders entitled to receive new certificates after all of these items are completed. These new certificates would reflect the new number of shares of our common stock held by the stockholder, our new corporate name, and our new jurisdiction of incorporation. Each of these stockholders will receive a letter of transmittal after all of these items are completed. These stockholders will


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

be asked to surrender to the exchange agent their old stock certificates in exchange for new certificates representing ownership of our common stock in accordance with the procedures set forth in the letter of transmittal. No new certificates will be issued to any stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent.

      We expect that our transfer agent, Registrar and Transfer Company, will act as exchange agent for purposes of implementing the exchange of stock certificates.

      As described above under the Reverse/Forward Split proposal, certificates held by Cashed-Out Stockholders will be converted into the right to receive cash in the Reverse/Forward Split. As a result, Cashed-Out Stockholders will not receive certificates representing shares of common stock of YDI Wireless.

Significant Changes Caused by the Reincorporation

      In general, Telaxis' corporate affairs are governed at present by the corporate law of Massachusetts, Telaxis' jurisdiction of incorporation, and by the Massachusetts Charter and the Massachusetts By-laws, which have been adopted pursuant to Massachusetts law. The Massachusetts Charter and the Massachusetts By-laws have been filed publicly with the Securities and Exchange Commission and are available for inspection during business hours at the offices of Telaxis located at 20 Industrial Drive East, South Deerfield, Massachusetts 01373. In addition, copies may be obtained by writing to Telaxis Communications Corporation, 20 Industrial Drive East, South Deerfield, Massachusetts 01373,
Attention: Clerk.

      If the Reincorporation Agreement is adopted and approved, Telaxis will merge into, and its business will be continued by, YDI Wireless. Following the Reincorporation Merger, issues of corporate governance and control would be determined under Delaware rather than Massachusetts law. The Massachusetts Charter and the Massachusetts By-laws, will, in effect, be replaced by the Delaware Charter and the Delaware By-laws. Accordingly, it is important for our stockholders to understand the differences among these documents and between Delaware and Massachusetts law in deciding whether to approve the Reincorporation Merger.

      A number of differences between the Massachusetts Business Corporation Law (the "MBCL") and the General Corporation Law of the State of Delaware (the "DGCL") and related laws of each jurisdiction affecting stockholders' rights and among the various charter documents of Telaxis and YDI Wireless which may affect the interests of our stockholders are summarized below. The following discussion summarizes what we believe are the more important differences in the corporate laws of Delaware and Massachusetts and does not purport to be an exhaustive discussion of all of the differences. Such differences can only be determined in full by reference to the actual laws of the Commonwealth of Massachusetts and the State of Delaware and to the case law interpreting these statutes. As a result, the summary is qualified in its entirety by reference to the provisions of these laws and related case law. In addition, both Massachusetts and Delaware law provide that many of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the charter or by-laws of the corporation. Our stockholders are advised to consult with their own legal counsel regarding all such matters.

   Capital Stock

      The Massachusetts Charter authorizes Telaxis to issue 104,500,000 shares of capital stock, of which 100,000,000 shares are common stock and 4,500,000 shares are preferred stock. Of these preferred shares, 1,000,000 have been designated as Class One Participating Cumulative Preferred Stock in connection with Telaxis' stockholders rights plan. The Delaware Charter authorizes YDI Wireless to issue 104,500,000 shares of capital stock, of which 100,000,000 shares are common stock and 4,500,000 shares are preferred stock. The Delaware Charter does not contain provisions similar to those relating to Telaxis' Class One Participating Cumulative Preferred Stock because the substantive effect of the Telaxis stockholder rights plan would terminate immediately before effectiveness of the Reincorporation Merger.

      The Massachusetts Charter also contains provisions relating to Class A Preferred Stock, Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, and Class E Preferred Stock. These provisions relate to


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

preferred stock that was issued (if at all) while Telaxis was a private company. All outstanding shares of those classes of preferred stock were converted into common stock upon the initial public offering of Telaxis' common stock in February 2000. The Delaware Charter does not contain terms relating to any of these old classes of preferred stock.

      As mentioned above, except for those shares purchased from dissenting stockholders pursuant to their appraisal rights, each share of Telaxis' common stock outstanding immediately before the Reincorporation Merger will be converted into and exchanged for one share of YDI Wireless' common stock. YDI Wireless' common stock, like the common stock of Telaxis, will have no preemptive, conversion, redemption, or similar rights. Upon the liquidation of YDI Wireless, the holders of common stock would be entitled to share ratably in the net assets available for distribution to stockholders subject to the rights of holders of any shares of preferred stock which may be issued in the future. Since the shares of common stock of YDI Wireless, like those of Telaxis, do not have cumulative voting rights, the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. Concorde Equity and Mr. Young together currently own more than 50% of Telaxis' outstanding common stock and are expected to own more than 50% of YDI Wireless' outstanding common stock immediately after the completion of the Reincorporation Merger.

   Telaxis Stockholder Rights Plan

      Telaxis recently amended its stockholder rights plan to provide that the substantive effect of such plan will terminate immediately prior to the effective time of the Reincorporation Merger. The recent amendment amended the rights plan by shortening the period of time within which the stock purchase rights issued or issuable under the plan are exercisable. Prior to the recent amendment, the rights plan provided that the rights would be exercisable until the earlier of (i) ten years after the rights plan was originally executed or
(ii) the date that the rights are redeemed in accordance with the plan. The amendment revised those provisions to provide that the rights are exercisable until the earliest of (i) ten years after the rights plan was originally executed, (ii) the date that the rights are redeemed in accordance with the plan, and (iii) one minute before the effectiveness of the reincorporation merger of Telaxis and YDI Wireless. Accordingly, if the stockholders approve and we implement the Reincorporation Merger, none of the rights will thereafter be exercisable. By voting in favor of the Reincorporation Merger, you are also authorizing us to terminate the substantive effect of Telaxis' existing stockholder rights plan.

   Extraordinary Transactions

      The DGCL generally requires that mergers and consolidations, and sales, leases or exchanges of all or substantially all of a corporation's property and assets, be approved both by the directors and by a vote of the holders of a majority of the outstanding stock entitled to vote, though a corporation's certificate of incorporation may require a greater-than-majority vote. Under the DGCL, a corporation that is the surviving corporation in a merger need not have stockholder approval for the merger if (i) each share of the surviving corporation's stock outstanding prior to the merger remains outstanding in identical form after the merger, (ii) there is no amendment to its certificate of incorporation, and (iii) the consideration going to stockholders of the non-surviving corporation is not common stock (or securities convertible into common stock) of the surviving corporation or, if it is such stock or securities convertible into such stock, the aggregate number of shares of common stock actually issued or delivered, or initially issuable upon conversion, does not exceed twenty percent of the shares of the surviving corporation's common stock outstanding immediately prior to the effective date of the merger. The Delaware Charter does not provide anything different from the DGCL requirements.

      The MBCL generally requires approval of mergers and consolidations and sales, mortgages, leases, or exchanges of all or substantially all of a corporation's property by a vote of two-thirds of the shares of each class of stock outstanding and entitled to vote thereon, except that (i) the articles of organization may provide (which the Massachusetts Charter does not) for a vote of a lesser proportion but not less than a majority of each such class and (ii) unless required by the corporation's articles of incorporation (which the Massachusetts Charter does not), an agreement providing for a merger need not be submitted to the stockholders of a corporation surviving a merger but may be approved by vote of its directors if (a) the agreement of merger does not change the name, the amount of shares authorized of any class of stock, or other provisions of the articles of organization of such corporation, (b) the authorized unissued shares or shares held in the treasury of such corporation of any class of stock of such corporation to be issued or delivered pursuant to the agreement of merger do not exceed 15% of the shares of such corporation of the same class outstanding immediately prior to the effective date of the merger, and (c) the issue by vote of the directors of any unissued stock to be issued pursuant to the agreement of merger has been authorized in accordance with the provision of the MBCL governing the issue of authorized but unissued capital stock.

      The DGCL has a business combination statute, Section 203. Section 203 of the DGCL generally prohibits a Delaware corporation from engaging in "business combinations" with "interested stockholders" under certain circumstances unless certain board or stockholder approvals are obtained. Unless a corporation opts into the applicability of Section 203 by a provision in its certificate of incorporation, Section 203 does not apply to a corporation if the corporation's voting stock is not listed on a national securities exchange, authorized for quotation on the NASDAQ Stock Market, or held of record by 2,000 or more stockholders. Since YDI Wireless will not satisfy these requirements and the Delaware Charter does not opt into the applicability of Section 203, Delaware's business combination statute will not apply to YDI Wireless immediately after the Reincorporation Merger. This would change if YDI Wireless meets one of the conditions to applicability set forth above in the future.

      Telaxis is subject to the provisions of Chapter 110F of the Massachusetts General Laws, Massachusetts' business combination statute. In general, this statute prohibits a Massachusetts corporation with more than 200 stockholders from engaging in a "business combination" with "interested stockholders" for a period of three years after the date of the transaction in which the person becomes an interested stockholder, unless (i) the interested stockholder obtains the approval of the board of directors prior to becoming an interested stockholder, (ii) the interested stockholder acquires ninety percent of the outstanding voting stock of the corporation (excluding shares held by certain affiliates of the corporation) at the time the stockholder becomes an interested stockholder, or (iii) the business combination is approved by both the board of directors and holders of two-thirds of the outstanding voting stock of the corporation (excluding shares held by the interested stockholder). An "interested stockholder" is a person who, together with affiliates and associates, owns (or at any time within the prior three years did own) five percent or more of the corporation's voting stock. A "business combination" includes a merger, consolidation, certain stock or asset sales, and certain other specified transactions resulting in a financial benefit to the interested stockholder. Telaxis may at any time elect not to be governed by Chapter 110F by amending the Massachusetts Charter or Massachusetts By-laws, but such an amendment would not be effective for twelve months and would not apply to a business combination with any person who became an interested stockholder prior to the adoption of the amendment.

      In addition, Chapter 110D of the Massachusetts General Laws, entitled "Regulation of Control Shares Acquisitions," applies to Telaxis and provides, in general, that any stockholder of a corporation subject to this statute who acquires twenty percent or more of the outstanding voting stock of such corporation may not vote such stock unless the other stockholders of such corporation so authorize. Telaxis has not opted out of this statute, although it could do so at any time by amending the Massachusetts Charter or Massachusetts By-laws. Such an amendment would only affect control share acquisitions that occur after the effective date of the amendment.

   Anti-takeover Measures

      The board of directors believes that a hostile takeover attempt may have a negative effect on the Company and its stockholders. Takeover attempts that have not been negotiated or approved by the board of directors of a corporation can seriously disrupt the business and management of a corporation and generally present the risk of terms which are less favorable to all of the stockholders than would be available in a negotiated, board-approved transaction. By contrast, board-approved transactions can be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders, with due consideration to matters such as capturing the value from longer term strategies, the recognition or postponement of gain or loss for tax purposes, and the management and business of the acquiring corporation.

      The Massachusetts Charter and the Massachusetts By-laws already include certain provisions available to Telaxis under Massachusetts law to deter hostile takeover attempts and to help provide adequate opportunity for the board to consider and respond to a takeover offer. These provisions include a classified board and elimination of cumulative voting. The provisions relating to a classified board are not included in the Delaware Charter and the Delaware By-laws. The Delaware Charter and the Delaware By-laws will also not allow cumulative voting.


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

      As described above, the substantive effect of Telaxis' current stockholder rights plan would be terminated immediately before effectiveness of the Reincorporation Merger.

      YDI Wireless would also retain the rights currently available to Telaxis under Massachusetts law to issue shares of its authorized but unissued capital stock. Following the effectiveness of the proposed Reincorporation Merger, shares of authorized and unissued common stock and preferred stock of YDI Wireless could (within the limits imposed by applicable law) be issued, or preferred stock could be created and issued with terms, provisions, and rights, to make a takeover of YDI Wireless more difficult and therefore less likely. This is particularly applicable given that much of YDI Wireless' preferred stock is "blank-check" preferred stock, which means that the preferences, rights, and other terms of this stock can be set by the board of directors without any action of the stockholders. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of common stock and preferred stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of YDI Wireless.

      In addition to specific anti-takeover measures, a number of differences between Massachusetts and Delaware law, which are effective without action by YDI Wireless, could have a bearing on unapproved takeover attempts. For example, both Massachusetts and Delaware have "business combination" laws that may deter hostile takeovers. However, as described above, the Delaware business combination statute will not immediately apply to YDI Wireless. Further, the Massachusetts law may prohibit a broader scope of transactions than the Delaware law because a larger group of stockholders will qualify as "interested stockholders" and fewer transactions will qualify for an exemption from the prohibition on business combinations. In addition, the Massachusetts "control share" statute provides Massachusetts corporations with additional anti-takeover protections with respect to hostile takeovers.

      More generally, Delaware law may permit a corporation greater flexibility in governing its internal affairs and its relationships with stockholders and other parties, including various measures taken in response to unsolicited takeover offers, than do the laws of many other states, including Massachusetts. In addition to the measures described above, certain types of "poison pill" defenses (such as stockholder rights plans) have been upheld by Delaware courts, but have not yet been dispositively addressed by Massachusetts courts, thus rendering their effectiveness and interpretation in Massachusetts less certain.

      The MBCL has a so-called "constituency statute" which provides that, when a director determines what he or she reasonably believes to be in the best interests of the corporation, the director may consider the interests of the corporation's employees, suppliers, creditors, and customers, the economy of the state, region and nation, community and societal considerations, and the long-term and short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. In the context of a hostile takeover attempt, this provision might enable a director to conclude, on the basis of one or more of these factors, that a transaction offering the best outcome for stockholders is not necessarily in the best interests of the corporation. This discretion to consider the interests of persons other than stockholders could have an anti-takeover effect. Delaware has no similar statute applicable to directors of Delaware corporations.

   Appraisal Rights

      Massachusetts law generally provides stockholders with appraisal rights in more situations than does Delaware law.

      Under the DGCL, appraisal rights are available to dissenting stockholders in connection with a statutory merger or consolidation in certain specified situations. Appraisal rights are not available under the DGCL when a corporation is to be the surviving corporation and no vote of its stockholders is required in order to approve the merger. In addition, unless otherwise provided in a corporation's charter, no appraisal rights are available under the DGCL to holders of shares of any class of stock which is either (i) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 stockholders, unless such stockholders are required by the terms of the merger to accept in exchange for


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

their shares anything other than: (a) shares of stock of the surviving corporation; (b) shares of stock of another corporation which are or will be listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders;
(c) cash in lieu of fractional shares of such stock; or (d) any combination thereof. Appraisal rights are not available under the DGCL in the event of the sale, lease, or exchange of all or substantially all of a corporation's assets or the adoption of an amendment to its certificate of incorporation, unless such rights are granted in the certificate of incorporation. The Delaware Charter does not grant such rights.

      Under the MBCL, appraisal rights are available to a stockholder when the stockholders collectively vote (i) to sell, lease, or exchange all or substantially all of the corporation's property and assets, (ii) to adopt an amendment to the corporation's articles of organization which adversely affects the rights of the stockholder, or (iii) to merge or consolidate with another corporation, unless a vote of the stockholders was not required to approve such merger or consolidation.

   Special Meeting of Stockholders

      The DGCL provides that special meetings of stockholders may be called only by the directors or by any other person or persons as may be authorized by the corporation's certificate of incorporation or by-laws. The Delaware By-laws provide that special meetings may be called at any time but only by the board of directors.

      Under the MBCL, special meetings of stockholders of a corporation with a class of voting stock registered under the Securities Exchange Act of 1934, unless otherwise provided in the articles of organization or bylaws, must be called by the Clerk (or, in certain circumstances, any other officer) upon written application by stockholders who hold at least 40% in interest of the capital stock entitled to vote thereon. The Massachusetts By-laws provide that special meetings of stockholders may be called by the President or by the board of directors of Telaxis, and shall be called by the Clerk or, in case of death, absence, incapacity, or refusal of the Clerk, by any other officer upon written application of stockholders who hold at least 30% in interest of the capital stock entitled to be voted at the proposed meeting.

   Voting Requirements and Quorums for Stockholder Meetings

      Under the DGCL, a majority of the issued and outstanding stock entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business at such meeting, unless the certificate of incorporation or by-laws specify a different percentage, but in no event may a quorum consist of less than one-third of the shares entitled to vote at the meeting. Under the DGCL, the affirmative vote of the majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present and entitled to vote on the subject matter is deemed to be the act of the stockholders, unless the DGCL, the certificate of incorporation, or the by-laws specify a different voting requirement.

      The Delaware By-laws provide that, except as otherwise provided by law or in the Delaware Charter or Delaware By-laws, the holders of a majority of the issued and outstanding stock of YDI Wireless entitled to vote shall constitute a quorum for the transaction of business. The Delaware By-laws provide that when a quorum is present, action on a matter is approved by the affirmative vote of a majority of the total shares present at the meeting and entitled to vote on the matter, unless otherwise provided by the Delaware Charter, Delaware By-laws, or the DGCL.

      Under the MBCL, unless the articles of organization or by-laws provide otherwise, a majority of the issued and outstanding stock entitled to vote at any meeting constitutes a quorum. Except for the election of directors and other fundamental matters, the MBCL does not prescribe the percentage vote required for stockholder action.

      Under the Massachusetts By-laws, a majority of the shares of Telaxis then outstanding and entitled to vote constitutes a quorum for the transaction of business. The Massachusetts By-laws provide, except where a different vote is


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

required by law, the Massachusetts Charter, or the Massachusetts By-laws, all questions shall be determined by a vote of a majority of each class voting.

   Business Conducted at Stockholder Meetings

      The Delaware By-laws provide that, at an annual meeting, subject to any other applicable requirements, only such business may be conducted as has been either specified in the notice of meeting, proposed at the time of the meeting by or at the direction of the YDI Wireless board of directors, or proposed at such time by a stockholder who had given timely prior written notice to the Secretary of YDI Wireless of such stockholder's intention to bring such business before the meeting. For a stockholder's notice to be timely, notice must be received by YDI Wireless not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty days before or more than seventy days after such anniversary date, notice by the stockholder must be delivered not earlier than the close of business on the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the company). The notice must contain certain information about such business and the stockholder who proposes to bring the business before the meeting, including a brief description of the business the stockholder proposes to bring before the meeting, the name and address of the stockholder proposing such business, the reasons for conducting the business at the meeting, the class and number of shares of stock of YDI Wireless beneficially owned by such stockholder, and any material interest of such stockholder in the business so proposed. If the Chairman of a meeting of YDI Wireless stockholders determines that business was not properly brought before the meeting in accordance with the foregoing procedures, such business will not be conducted at the meeting. Nothing in the Delaware By-laws precludes discussion by any stockholder of any business properly brought before the annual meeting in accordance with the above-mentioned procedures. The Delaware By-laws further provide that business transacted at any special meeting of the stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

      The Massachusetts By-laws provide that business conducted at the annual meeting may be specified by the board of directors or the President, in addition to anything required by law, the Massachusetts Charter, or the Massachusetts By-laws. The Massachusetts By-laws further provide that business transacted at any special meeting of the stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

   Nomination and Election of Directors

      The Delaware By-laws provide that, except as otherwise provided by law, directors are elected by the vote of the holders of a plurality of the shares of stock present, in person or by proxy, at the meeting and entitled to vote. Neither the Delaware Charter nor the Delaware By-laws allows cumulative voting for the election of directors. The Delaware By-laws provide that notice of proposed stockholder nominations of candidates for election as directors at an annual meeting must be received by the Secretary of YDI Wireless not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty days before or more than seventy days after such anniversary date, notice by the stockholder must be delivered not earlier than the close of business on the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the company). The notice must contain certain information about the proposed nominee, including age, business and residence addresses and principal occupation, the number of shares of stock of YDI Wireless beneficially owned, and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the stockholder proposing to nominate that person. YDI Wireless may also require any proposed nominee to furnish other information reasonably required by YDI Wireless to determine the proposed nominee's eligibility to serve as a director. If the Chairman of a meeting of YDI Wireless stockholders determines that a person was not nominated in accordance with the foregoing procedures, such person shall not be eligible for election as a director.

      The Massachusetts By-laws do not contain specific provisions regarding the nomination of directors.

   Inspection Rights

      Under the DGCL, every stockholder has a right to examine, in person or by agent or attorney, during the usual hours for business, and for any proper purpose, the corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. In order to exercise the foregoing right, a stockholder must submit a written demand to the corporation, under oath, stating the purpose of the inspection. If the corporation refuses to permit an inspection demanded by a stockholder, or fails to reply to a stockholder's demand within five business days after such demand has been made, a stockholder may apply to the Delaware Court of Chancery to compel the inspection. Where a stockholder seeks to have the Chancery Court compel an inspection of the corporation's books and records, other than its stock ledger or list of stockholders, the stockholder must first establish that it has complied with the formal requirements of making a demand for inspection and that the inspection is for a proper purpose. For purposes of this provision of the DGCL, a "proper purpose" is one that is reasonably related to such person's interest as a stockholder. The Delaware By-laws provide that YDI Wireless shall prepare a complete list of stockholders entitled to vote at a given meeting at least ten days before such meeting. Such list shall be open for examination by any stockholder for any purpose germane to the relevant meeting, during ordinary business hours, for a period of at least ten days prior to such meeting.

      The MBCL requires that every domestic corporation maintain in Massachusetts, and make available for inspection by its stockholders, the original or attested copies of the corporation's articles of organization, by-laws, records of all meetings of incorporators and stockholders, and the stock and transfer records listing the names of all stockholders and their record addresses and the amount of stock held by each. The MBCL further provides that if any officer or agent of a corporation having charge of such corporate records (or copies thereof) refuses or neglects to exhibit them in legible form or to produce for examination a list of stockholders, with the record address and amount of stock owned by each, such officer or agent or the corporation will be liable to any stockholder for all actual damages sustained by reason of such refusal or neglect. In an action for damages or a proceeding in equity under this provision of the MBCL, it is a defense that the actual purpose and reason for the inspection is to secure a list of stockholders or other information for the purpose of selling the list or information or for using them for a purpose other than in the interest of the person seeking them, as a stockholder, relative to the affairs of the corporation. In addition to the rights of inspection provided by the MBCL, a stockholder of a Massachusetts corporation has a common law right to inspect additional documents which, if such request is refused by the corporation, may be obtained by petitioning a court for the appropriate order. When petitioned for such an order, the court must exercise its discretion to determine that such stockholder is acting in good faith and for the purposes of advancing the interests of the corporation and protecting such holder's own interest as a stockholder.

      The Massachusetts Charter provides that no stockholder shall have any right to examine any books or property of Telaxis if there is reasonable ground for belief that such examination will for any reason be adverse to the interests of Telaxis, and a vote of the board of directors refusing permission to make such examination shall be prima facie evidence that such examination would be adverse to the interests of the corporation.

      The Massachusetts By-laws provide that the original or attested copies of the Massachusetts Charter, the Massachusetts By-laws, and records of all meetings of incorporators and stockholders, and the stock and transfer records, shall be kept in Massachusetts at the principal office of Telaxis or at an office of its Clerk or transfer agent. The Massachusetts By-laws also provide that such corporate documents shall be available at all reasonable times for inspection by any stockholder for any proper purpose but not to secure a list of stockholders for the purpose of selling such list or copies thereof or of using the same for a purpose other than in the interest of the applicant, as a stockholder, relative to the affairs of Telaxis.

   Action by Consent of Stockholders

      Under the DGCL, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken by stockholders at any annual or special meeting may be taken without a meeting and without prior notice, if the stockholders having the number of votes that would be necessary to take such action at a meeting at which all stockholders were present and voted, consent to the action in writing and the written consents are filed with the records of the meetings of stockholders. All such consents must, in order to be effective, be signed and delivered to the corporation within sixty days after the earliest dated consent is delivered to the corporation.

      Under the MBCL, any action required or permitted to be taken by stockholders at a meeting may be taken without a meeting if every stockholder entitled to vote on the matter consents to the action in writing and the written consents are filed with the records of the meetings of stockholders. The Massachusetts By-laws provide that any action by stockholders may be taken without a meeting if all stockholders entitled to vote on the matter consent to the action by writing. Given that we have thousands of stockholders, these provisions have the practical effect of preventing our stockholders from acting by written consent.

      The Delaware Charter does not prohibit stockholder action by written consent. Accordingly, after the Reincorporation Merger, Messrs. Fitzgerald and Young, who together control over two-thirds of our common stock outstanding on the record date, will have the ability to take action by written consent without a meeting if they choose to act together. This ability would be subject to the notice requirements of Delaware law and the provisions of the Securities Exchange Act of 1934, as amended. Under those provisions as currently in effect, we would be required to deliver to stockholders an information statement regarding the action at least 20 calendar days before the action is taken.

   Cumulative Voting

      Under the DGCL, a corporation may provide in its certificate of incorporation for cumulative voting by stockholders in the election of directors. The Delaware Charter does not provide for cumulative voting.

      The MBCL has no cumulative voting provision, and the Massachusetts Charter does not provide for cumulative voting.

   Dividends and Stock Repurchases

      Under the DGCL, a corporation generally is permitted to declare and pay dividends out of surplus or out of net profits for the current and/or preceding fiscal year, provided that the capital of the corporation is not less than the aggregate amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, under the DGCL, a corporation may generally redeem or repurchase shares of its stock if the capital of the corporation is not impaired and if such redemption or repurchase will not impair the capital of the corporation. Under the DGCL, the directors of a corporation are jointly and severally liable to the corporation and its stockholders for negligently or willfully making improper dividend payments, stock repurchases or redemptions. Directors held to be liable pursuant to this provision of the DGCL are entitled to be subrogated to the rights of the corporation against stockholders receiving dividends on, or assets for the sale or redemption of, their stock with knowledge that such dividend, repurchase, or redemption was unlawful. Directors who are absent or who dissent may be exonerated from liability.

      Under the MBCL, the directors of a corporation will be jointly and severally liable if a payment of dividends or a redemption or a repurchase of a corporation's stock (i) is made when the corporation is insolvent, (ii) renders the corporation insolvent, or (iii) violates the corporation's articles of organization. Stockholders to whom a corporation makes any distribution (except a distribution of stock of the corporation) if the corporation is, or is thereby rendered, insolvent, are liable to the corporation for the amount of such distribution made, or for the amount of such distribution which exceeds that which could have been made without rendering the corporation insolvent, but in either event only to the extent of the amount paid or distribution to them, respectively. In such event, a stockholder who pays more than such holder's proportionate share of such distribution or excess shall have a claim for contribution against the other stockholders.

      The Massachusetts Charter provides that dividends may be paid on Telaxis' common stock as and when declared by the Telaxis board of directors, subject to the relative rights and preferences of any then outstanding preferred stock. No shares of preferred stock of Telaxis are currently outstanding. Telaxis has never declared or paid cash dividends on its capital stock.

   Classification, Number and Qualification of the Board of Directors

      The DGCL permits (but does not require) classification of a corporation's board of directors into one, two, or three classes. Under the DGCL, the number of directors shall be fixed or determined in the manner the by-laws provide, unless the corporation's certificate of incorporation fixes the number of directors, in which case the number of directors may only be changed by amending the certificate of incorporation. The Delaware Charter and the Delaware By-laws do not provide for the classification of the board of directors of YDI Wireless. The Delaware By-laws provide that the number of directors will be fixed from time to time by the YDI Wireless board of directors. The size of the YDI Wireless board of directors is currently fixed at five members. Neither the Delaware Charter nor the Delaware By-laws set forth specific qualification requirements for directors. Any vacancy on the YDI Wireless board of directors, however occurring, including a vacancy resulting from an enlargement of the YDI Wireless board of directors, may be filled by vote of a majority of the directors then in office.

      The MBCL requires classification of a publicly-traded corporation's board of directors into three classes (each having a three-year term) and imposes certain other obligations, unless the directors of such corporation elect by vote to be exempt from such requirement or the stockholders of such corporation, at a meeting duly called for such purpose, elect to be exempt from such requirement by a vote of two-thirds of each class of stock outstanding. The Massachusetts Charter and the Massachusetts By-laws provide for the classification of Telaxis' board of directors into three classes, as nearly equal in number as possible, with the terms of the classes staggered so that only one class is elected each year, in each case for a three-year term or until a successor to each director in each such class is duly elected and qualified. The MBCL requires that the number of directors be fixed or determined in the corporation's by-laws but shall not be less than three directors whenever there are more than two stockholders of record. The Massachusetts By-laws provide that the number of directors of Telaxis shall consist of seven members. The Massachusetts By-laws provide that the number of directors may be increased at any meeting of the stockholders or by the directors then in office.

      Neither the Massachusetts Charter nor the Massachusetts By-laws set forth specific qualification requirements for directors.

   Removal of Directors

      Under the DGCL, stockholders may generally remove directors with or without cause by a majority vote; however, stockholders may remove members of a classified board only for cause, unless the certificate of incorporation provides otherwise. The Delaware Charter does not establish a classified board and does not require cause for director removal.

      MBCL Section 50A, which requires that publicly held Massachusetts corporations that have not "opted out" of Section 50A have a classified board of directors, also provides that directors who are so classified shall be subject to removal by the stockholders only for cause. In addition, the Massachusetts By-laws provide that a director may be removed from office at any time, but only for cause and only by the vote of holders of not less a majority of the stock outstanding and entitled to vote.

   Vacancies on the Board of Directors

      Under the DGCL, unless otherwise provided in the certificate of incorporation or by-laws, vacancies on the board of directors and newly created directorships resulting from any increase in the authorized number of directors may be filled by the vote of a majority of directors then in office, even though less than a quorum. The DGCL also provides that where directors are elected by classes or series of stock, vacancies are to be filled by the remaining directors elected by the class or series in whose directorships the vacancy occurs. The Delaware Charter and the Delaware By-laws provide that newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the YDI Wireless board of directors for any other reason may be filled by a majority vote of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected to hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his or her successor and to his or her earlier death, resignation, or removal.

      The MBCL provides that in the case of a classified board (such as Telaxis'), any vacancy in the board of directors, including a vacancy resulting from the enlargement of the board of directors, shall be filled solely by the affirmative vote of a majority of the directors then in office, even though less than a quorum. The Massachusetts By-laws also provide that newly created directorships resulting from any increase in the number of directors or any vacancy shall be filled solely by Telaxis' board of directors.

   Exculpation of Directors

      The DGCL permits a corporation to provide in its certificate of incorporation that a director shall not be personally liable for monetary damages resulting from breaches of fiduciary duties. Under the DGCL, a charter provision limiting directorial liability cannot relieve a director of personal liability for (i) any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) unlawful payment of dividends or unlawful repurchases or redemptions of stock, or (iv) any transactions from which the director derived an improper personal benefit.

      The MBCL allows a corporation's articles of organization to limit the personal liability of its directors for breaches of their fiduciary duties. Under the MBCL, this limitation is generally unavailable for acts or omission by a director which (i) were in violation of such director's duty of loyalty to the corporation or its stockholders, (ii) were in bad faith or which involved intentional misconduct or a knowing violation of law, or (iii) involved any transaction from which the director derived an improper personal benefit. The MBCL also prohibits the elimination or limitation of director liability for unauthorized loans to insiders or distributions that violate the corporation's articles of organization or that occur when a corporation is, or which render a corporation, insolvent.

      The Delaware Charter and the Massachusetts Charter provide for limitations on directors' liability as permitted by the DGCL and the MBCL, respectively.

   Indemnification of Directors, Officers, and Others

      Both the DGCL and the MBCL generally permit indemnification of directors, officers, employees, and certain others for expenses incurred by them by reason of their position with the corporation, if such person has acted in good faith and with the reasonable belief that his or her conduct was in or not opposed to the best interest of the corporation. However, unlike the MBCL, the DGCL does not permit a corporation to indemnify persons against judgments in actions brought by or in the right of the corporation.

      The Delaware By-laws generally provide that YDI Wireless shall indemnify any director or officer of YDI Wireless to the fullest extent permitted by applicable law against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred in any action, suit, or proceeding brought against him by virtue of his position as a director or officer of YDI Wireless. The DGCL also provides that, notwithstanding the foregoing, to the extent that a director or officer has been successful, on the merits or otherwise, including the dismissal of an action without prejudice, he is required to be indemnified by the corporation against all expenses (including attorneys' fees) incurred in connection therewith. Indemnification is required to be made unless YDI Wireless determines that the applicable standard of conduct required for indemnification has not been met. In the event of a determination by YDI Wireless that the director or officer did not meet the applicable standard of conduct required for indemnification, or if YDI Wireless fails to make an indemnification payment within thirty days after such payment is claimed by such person, such person is permitted to petition the court to make an independent determination as to whether such person is entitled to indemnification. The Delaware By-laws further provide that YDI Wireless shall pay the expenses (including attorneys' fees) of a director or officer incurred in advance of the final disposition of an action or proceeding upon receipt of an undertaking by the person to repay such payment if it is adjudicated that such person is not entitled to indemnification under the Delaware By-laws or otherwise.

      The Massachusetts By-laws provide that Telaxis shall, to the extent legally permissible, indemnify each of its directors, officers, employees, and agents (including persons who were acting at its request as directors, trustees, or officers of another organization, including service with respect to any employee benefit plan) against all judgments, fines, penalties, costs and expenses (including amounts paid in settlement other than to Telaxis) reasonably incurred by such person in connection therewith. The Massachusetts By-laws further provide that indemnification may, in the discretion of the Telaxis board of directors, include payments of costs and expenses incurred in advance of the final disposition of an action or proceeding upon receipt of an undertaking by the person indemnified to repay such payment if it is adjudicated that such person is not entitled to indemnification under the Massachusetts By-laws.

   Transactions with Interested Parties

      The DGCL provides that no transaction between a corporation and one or more of its directors or officers, or an entity in which one or more of its directors or officers are directors or officers or have a financial or other interest, shall be void or voidable solely for that reason, nor will such a transaction be void or voidable solely because the director or officer is present at or votes at the meeting of the board of directors or committee which authorizes the transaction or solely because his or her votes are counted for such purpose, provided that (i) the material facts as to the relationship or interest and as to the transaction are disclosed or are known to the board of directors or a committee thereof and the board or committee authorizes the transaction by the affirmative vote of a majority of the disinterested directors even though the disinterested directors number less than a quorum, (ii) the material facts as to the interested director's or officer's relationship or interest and as to the transaction are disclosed or are known to the stockholders entitled to vote thereon and the transaction is specifically approved in good faith by vote of those stockholders, or (iii) the transaction is fair as to the corporation as of the time it is authorized, approved, or ratified by the board of directors or committee or the stockholders. The DGCL permits common or interested directors to be counted in determining the presence of a quorum at a meeting of the board or of a committee that authorizes an interested director or officer transaction.

      The MBCL contains no provision comparable to that of the DGCL on this topic. The Massachusetts Charter and the Massachusetts By-laws provide that no transaction of Telaxis shall, in the absence of fraud, be affected or invalidated by the fact that any director, officer, or stockholder of Telaxis or any organization of which he may be a director, officer, stockholder, or member may be a party to or may have an interest in such transaction, provided that the fact and nature of such interest was disclosed to, or known by, the entire board of directors of Telaxis or a majority thereof before acting on such transaction. The Massachusetts Charter and the Massachusetts By-laws further provide that an interested director may be counted in determining the existence of a quorum and may vote for purposes of authorizing any such transactions as if such director were not interested, provided that any vote relating to that transaction must be adopted by a majority of the disinterested directors. The Massachusetts Charter also provides no such interested director, officer, or stockholder will be liable to account to Telaxis for any profit or benefit realized through any such approved transaction. The Massachusetts Charter further provides that, to the extent permitted by law, the Telaxis stockholders can authorize or ratify any corporate transaction or action of the board of directors, provided that, with respect to interested transactions, the nature of the transaction and the interests of the director, officer, or stockholder must be summarized in materials sent to the stockholders before the meeting and fully disclosed at the meeting.

   Charter Amendments

      Under the DGCL, charter amendments require the approval of the board of directors and both a general vote of a majority of all outstanding shares entitled to vote thereon and a class vote of a majority of all outstanding shares of each class entitled to vote as a class. The DGCL requires a class vote of holders of a particular class of stock if, among other bases, an amendment will adversely affect the powers, preferences, or special rights of a particular class of stock. Under the DGCL, a provision in a corporation's certificate of incorporation requiring a supermajority vote of the board of directors or stockholders may be amended only by such supermajority vote. In addition, any amendment, repeal, or modification of the exculpation provision of the Delaware Charter shall be prospective only.

      Under the MBCL, a majority vote of each class of stock outstanding and entitled to vote thereon is required to authorize an amendment of the articles of organization effecting one or more of the following: (i) an increase or reduction of the capital stock of any authorized class; (ii) a change in the par value of authorized shares with par value or any class thereof; (iii) a change of authorized shares (or any class thereof) from shares with par value to shares without par value, or from shares without par value to shares with par value;
(iv) certain changes in the number of authorized shares (or any class thereof); or (v) a corporate name change. Subject to certain conditions, a two-thirds vote of each class of stock outstanding and entitled to vote thereon is required to authorize any other amendment of the articles of organization, but the articles of organization may provide for authorization by a vote of a lesser proportion but not less than a majority of each class of stock outstanding and entitled to vote thereon. If any amendment requiring a two-thirds vote by statute would adversely affect the rights of any class or series of stock, a two-thirds vote of such class voting separately, or a two-thirds vote of such series, voting together with any other series of the same class adversely affected in the same manner, is also necessary to authorize such amendment. In each case, the two-thirds proportion may be reduced to a majority in the articles of organization as described above. The Massachusetts Charter and the Massachusetts By-laws do not contain additional provisions reducing the proportion of outstanding shares needed to amend the Massachusetts Charter.

   Amendments to By-laws

      Under the DGCL, the power to adopt, amend, or repeal by-laws lies in the stockholders entitled to vote; provided, however, that any corporation may, in its certificate of incorporation, also confer the power to adopt, amend, or repeal bylaws upon its board of directors.

      The Delaware Charter grants the YDI Wireless board of directors the authority to adopt, amend, and repeal the Delaware By-laws.

      The MBCL provides that stockholders may make, amend, or repeal a corporation's by-laws and, if so provided in its articles of organization, the board of directors may also have these powers, except with respect to any provision thereof which by law, the articles of organization, or the by-laws requires action by the stockholders. Any by-law adopted by the directors can be amended or repealed by the stockholders.

      The Massachusetts Charter provides that Telaxis' board of directors may make, amend, or repeal the Massachusetts By-laws, except as provided by law or the Massachusetts By-laws. The Massachusetts By-laws provide that the Massachusetts By-laws may be amended or repealed, and new by-laws adopted, by either the stockholders or a majority of the directors then in office, except that no amendment may be made by the board of directors on matters reserved to the stockholders by law, the Massachusetts Charter, or the Massachusetts By-laws. Changes by stockholders require the vote of at least 75% of Telaxis' then-outstanding common stock entitled to vote.

Certain Federal Income Tax Consequences of the Reincorporation Merger

      We have summarized below certain federal income tax consequences to Telaxis and its stockholders resulting from the Reincorporation Merger. This summary is based on U.S. federal income tax law existing as of the date of this proxy statement, and such tax laws may change, even retroactively. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reincorporation Merger. This summary does not discuss all aspects of federal income taxation that may be important to you in light of your individual circumstances. Many stockholders (such as financial institutions, insurance companies, broker-dealers, tax-exempt organizations, and foreign persons) may be subject to special tax rules. Other stockholders may also be subject to special tax rules, including but not limited to: stockholders who received common stock as compensation for services or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, stock as part of a straddle, hedging, or conversion transaction for federal income tax purposes. In addition, this summary does not discuss any state, local, foreign, or other tax considerations. This summary assumes that you are a U.S. citizen and have held, and will hold, your shares as capital assets under the Internal Revenue Code. You should consult your tax advisor as to the particular federal, state, local, foreign, and other tax consequences, in light of your specific circumstances.

      We believe that the Reincorporation Merger will constitute a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code. Accordingly, we expect that the Reincorporation Merger will have the following material federal income tax consequences:

      1. No gain or loss will be recognized by Telaxis as a result of the Reincorporation Merger.

      2. You will not recognize any gain or loss as a result of your receipt of shares of YDI Wireless common stock in exchange for shares of Telaxis common stock in the Reincorporation Merger, and you will have the same aggregate adjusted tax basis and holding period in your YDI Wireless common stock as you had in your Telaxis common stock immediately prior to the Reincorporation Merger.

Right to Dissent and Appraisal Rights of Stockholders

      Sections 86 through 98 of the Massachusetts Business Corporation Law sets forth the rights of stockholders of Telaxis who object to the Reincorporation Merger. Any stockholder of Telaxis who does not vote in favor of the Reincorporation Merger, or who duly revokes his vote in favor of the Reincorporation Merger, may, if the Reincorporation Merger is consummated, obtain payment in cash of the fair value of his shares by complying with the requirements of Sections 86 through 98, which are attached as Appendix E, of the Massachusetts Business Corporation Law. The dissenting stockholder must file with us, before the taking of the vote on the Reincorporation Merger proposal, a written objection to the Reincorporation Merger stating that he or she intends to demand payment for his or her shares if the Reincorporation Merger is consummated. Any objections should be sent to our Clerk at 20 Industrial Drive East, South Deerfield, MA 01373. The dissenting stockholder must not vote for the Reincorporation Merger. Within ten days after the vote of stockholders authorizing the Reincorporation Merger, we must give written notice of such authorization to each dissenting stockholder who has complied with the statutory requirements. Within thirty days after the expiration of the period within which stockholders may file their demand for payment, YDI Wireless must pay each stockholder who has filed such demand the fair value of such stockholder's stock. If we and the dissenting stockholder are unable to agree as to such value, Section 90 of the Massachusetts Business Corporation Law provides for judicial determination of value. In the event of such a disagreement, a court proceeding shall be commenced by us or the dissenting stockholder in the Superior Court of the Commonwealth of Massachusetts.

      A negative vote on the Reincorporation Merger does not constitute a "written objection" required to be filed by an objecting stockholder. An abstention from voting on the Reincorporation Merger or failure to specify any vote on the proxy card will not constitute a waiver of rights under Sections 86 through 98 of the Massachusetts law provided that a written objection has been properly filed.

      The foregoing summary does not purport to be a complete statement of the provisions of Sections 86 through 98 of the Massachusetts law and is qualified in its entirety by reference to those sections, copies of which are attached hereto as Appendix E.

      Assuming that both the Reverse/Forward Split and the Reincorporation Merger are approved by our stockholders as we expect and we effect the Reverse/Forward Split prior to the Reincorporation Merger as we currently contemplate, no Cashed-Out Stockholder will have appraisal rights with respect to the Reincorporation Merger.

Reservation of Rights

      We reserve the right to abandon the Reincorporation Merger without further action by our stockholders at any time before the filing of the necessary documents with the Delaware Secretary of State and with the Massachusetts Secretary of State, even if the Reincorporation Merger has been authorized by our stockholders at the annual meeting. By voting in favor of the Reincorporation Merger, you are expressly also authorizing us to determine not to proceed with the Reincorporation Merger if we should so decide.

Voting

      The affirmative vote of at least two-thirds of our common stock outstanding and entitled to vote is necessary to approve the proposed Reincorporation Merger. As the sole stockholder of YDI Wireless, we will authorize the Reincorporation Merger for YDI Wireless. We believe that both Concorde Equity and Michael F. Young will vote in favor of the Reincorporation Merger. Because Concorde Equity and Mr. Young together own more than two-thirds of our common stock outstanding on the record date for this annual meeting, we expect that the Reincorporation Merger will be approved by our stockholders regardless of how our other stockholders vote.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO CHANGE THE COMPANY'S JURISDICTION OF INCORPORATION FROM MASSACHUSETTS TO DELAWARE.

                                   PROPOSAL 4
                              CORPORATE NAME CHANGE


      The board of directors has approved an amendment to Telaxis' Restated Articles of Organization, as amended to date, which would change the name of the Company from Telaxis Communications Corporation to YDI Wireless, Inc. In the event that the Reincorporation Merger is approved as we expect, we will effect the change of name in connection with the Reincorporation Merger rather than by amendment of our Massachusetts Charter.

      We believe that the name "Telaxis Communications" is closely associated with our company as it existed prior to the April 2003 transaction with YDI. Upon completion of that transaction, we began doing business as YDI Wireless, with the intent of changing our name to YDI Wireless, Inc. upon receiving the required vote of the stockholders at our next annual meeting. In the definitive documents reflecting the transaction with YDI, we agreed to submit a proposal to our stockholders recommending that we change our legal name from Telaxis Communications Corporation to YDI Wireless, Inc.

      We believe that the name "YDI Wireless" is an appropriate name to reflect the combination of YDI and Telaxis. As a result of that transaction, we now have a substantial number of customers and suppliers who have been used to doing business with us as YDI, whereas we have fewer customers and suppliers who are accustomed to doing business with us as Telaxis Communications. We also believe that the name "YDI" has positive name recognition in our industry. We believe that the name "YDI Wireless" will enable us to retain and build on that positive name recognition while reflecting the expanded suite of wireless products we expect to be able to offer to our customers due to Telaxis' development capabilities. While we expect there will be costs associated with this name change, we do not anticipate the costs of publicizing the change of name to be substantial because of the large number of customers, suppliers, and others who already know us as YDI and because we have been doing business as YDI Wireless since April 2003.

      The name change will not affect the public registration of our common stock with the SEC under the Securities Exchange Act of 1934, as amended. Similarly, we do not expect that the name change will affect the continued listing of our common stock on the Over-The-Counter Bulletin Board. In connection with the Reverse/Forward Split, the Reincorporation Merger, and the proposed name change, we expect that we will be given a new ticker symbol.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO CHANGE THE COMPANY'S NAME TO YDI WIRELESS, INC.


                       Section 16(a) Beneficial Ownership
                              Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than ten percent of our common stock (collectively, "Reporting Persons") to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock. Each Reporting Person is required by SEC regulations to furnish us with copies of such Section 16(a) reports. Based on our records and other information, we believe that all of these filing requirements were met with respect to our last fiscal year (which ended on December 31, 2002).

                         INDEPENDENT PUBLIC ACCOUNTANTS

      The firm of PricewaterhouseCoopers LLP, independent certified public accountants, served as our auditors for the fiscal year ended December 31, 2002. We have selected BDO Seidman, LLP, independent certified public accountants, as our auditors for the fiscal year ending December 31, 2003. A representative of BDO Seidman, LLP is expected to be present at the annual meeting, will have the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions. We do not expect a representative of PricewaterhouseCoopers LLP to be present at the annual meeting.

Change of Auditors

      On April 2, 2003, PricewaterhouseCoopers LLP resigned as our independent auditor following the change of control transaction with YDI. The reports of PricewaterhouseCoopers LLP on the financial statements of Telaxis for the years ended December 31, 2001 and 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or application of accounting principles. During the years ended December 31, 2001 and 2002 and through April 2, 2003, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the financial statements for such years, and there were no "reportable events" as described in Item 304 of Regulation S-K.

      On May 1, 2003, we engaged BDO Seidman, LLP as our independent auditor for the fiscal year ending December 31, 2003.

Audit Fees

      The aggregate fees for professional services rendered by PricewaterhouseCoopers LLP in connection with their audit of our annual financial statements for 2002 and their review of our interim financial statements included in our quarterly reports on Form 10-Q for 2002 were approximately $132,000.

Financial Information Systems Design and Implementation Fees

      During 2002, PricewaterhouseCoopers LLP rendered no professional services relating to the design and implementation of our financial information systems.

All Other Fees

      The aggregate fees for all other services rendered by PricewaterhouseCoopers LLP to us during 2002 were approximately $150,000.

                              SHAREHOLDER PROPOSALS

      Any stockholder who wishes to submit a proposal for action to be included in our proxy statement and form of proxy relating to our 2004 annual meeting of stockholders is required to submit such proposal to our Clerk at 20 Industrial Drive East, South Deerfield, Massachusetts 01373 on or before February 2,
2004.

      Any stockholder that intends to present a proposal that will not be included in the proxy statement for our 2004 annual meeting must submit such proposal to our Clerk at 20 Industrial Drive East, South Deerfield, Massachusetts 01373 on or before April 18, 2004. Proposals submitted after that date will be considered untimely for purposes of Rule 14a-5(e)(2) under the Securities Exchange Act of 1934, as amended.

                                  OTHER MATTERS

      The board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By order of the Board of Directors


                                          /s/ David L. Renauld
                                          David L. Renauld, Clerk
June 2, 2003


A copy (without exhibits) of Telaxis' Annual Report on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission has been mailed to each stockholder with this proxy statement. Telaxis will provide, without charge, an additional copy of the annual report to any stockholder upon written request by the stockholder. Requests should be addressed to David L. Renauld, Telaxis Communications Corporation, 20 Industrial Drive East, South Deerfield, MA 01373.

                                                                      Appendix A

                            SUBSTANTIVE PROVISIONS OF
                    PROPOSED FORM OF ARTICLES OF AMENDMENT TO
                        RESTATED ARTICLES OF ORGANIZATION
                          TO EFFECT REVERSE STOCK SPLIT

                                                          FEDERAL IDENTIFICATION
                                                                  NO. 04-2751645

                        The Commonwealth of Massachusetts
                             William Francis Galvin
                          Secretary of the Commonwealth
              One Ashburton Place, Boston, Massachusetts 02108-1512


                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)


We, ________________, President, and ________________, Clerk, of Telaxis
Communications Corporation, located at 20 Industrial Drive East, South Deerfield, Massachusetts 01373, certify that these Articles of Amendment affecting articles numbered IV of the Articles of Organization were duly adopted at a meeting held on June 24, 2003, by vote of _________________ shares of Common Stock of ___________________ shares outstanding, being at least a majority of each type, class or series outstanding and entitled to vote thereon:

            To replace the first two paragraphs under Article IV, Capital Stock in its entirety with the following two paragraphs:

            The total number of shares of all classes of stock which the corporation shall have authority to issue is One Hundred Twenty-Six Million Five Hundred Eighty Thousand (126,580,000) shares, consisting of One Hundred Million (100,000,000) shares of Common Stock, par value $.01 per share (the "Common Stock"), and Twenty-Six Million Five Hundred Eighty Thousand (26,580,000) shares of Preferred Stock, par value $.01 per share (the "Preferred Stock").

            At the same time as the Articles of Amendment in which this text is contained become effective (the "Effective Time"), each one (1) share of Common Stock issued and outstanding or held in the treasury of the corporation immediately prior to the Effective Time, will be and hereby is automatically reclassified and changed (without any further act) into one one-thousandth (1/1,000th) of a fully-paid and nonassessable share of Common Stock, without increasing or decreasing the par value thereof, provided that no fractional shares shall be issued in respect of any shares of Common Stock held by any holder in any one account which account has fewer than 1,000 shares of Common Stock immediately prior to the

      Effective Time, and that, instead of issuing such fractional shares, the corporation shall pay in cash an amount per share equal to the daily average of the highest and lowest sale prices per share of the Common Stock on the Over-The-Counter Bulletin Board, averaged over a period of the twenty most recent trading days on which the Common Stock was traded ending on (and including) the Effective Date, without interest.

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:  __________ ___, 200__ at 6:00 p.m.

Signed under the penalties of perjury, this ____________ day of ________________, 200___.



                                     , President
-------------------------------------



                                         , Clerk
-----------------------------------------

                            SUBSTANTIVE PROVISIONS OF
                    PROPOSED FORM OF ARTICLES OF AMENDMENT TO
                        RESTATED ARTICLES OF ORGANIZATION
                          TO EFFECT FORWARD STOCK SPLIT

                                                          FEDERAL IDENTIFICATION
                                                                  NO. 04-2751645

                        The Commonwealth of Massachusetts
                             William Francis Galvin
                          Secretary of the Commonwealth
              One Ashburton Place, Boston, Massachusetts 02108-1512


                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)


We, ________________, President, and ________________, Clerk, of Telaxis
Communications Corporation, located at 20 Industrial Drive East, South Deerfield, Massachusetts 01373, certify that these Articles of Amendment affecting articles numbered IV of the Articles of Organization were duly adopted at a meeting held on June 24, 2003, by vote of _________________ shares of Common Stock of ___________________ shares outstanding, being at least a majority of each type, class or series outstanding and entitled to vote thereon:

            To replace the first two paragraphs under Article IV, Capital Stock in its entirety with the following two paragraphs:

            The total number of shares of all classes of stock which the corporation shall have authority to issue is One Hundred Twenty-Six Million Five Hundred Eighty Thousand (126,580,000) shares, consisting of One Hundred Million (100,000,000) shares of Common Stock, par value $.01 per share (the "Common Stock"), and Twenty-Six Million Five Hundred Eighty Thousand (26,580,000) shares of Preferred Stock, par value $.01 per share (the "Preferred Stock").

            At the same time as the Articles of Amendment in which this text is contained become effective (the "Effective Time"), each one (1) share of Common Stock issued and outstanding or held in the treasury of the corporation immediately prior to the Effective Time, will be and hereby is automatically reclassified and changed (without any further act) into two hundred fifty (250) fully-paid and nonassessable shares of Common Stock, without increasing or decreasing the par value thereof, and each fraction of a share of Common Stock issued and outstanding or held in the treasury of the corporation immediately prior to the Effective Time will be and hereby is automatically reclassified and changed (without any further act) into a number of fully-paid and nonassessable shares of Common Stock equal to the product of two hundred fifty (250) and such fraction, which product shall be rounded up to the nearest whole share.

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:  __________ ___, 200__ at 6:01 p.m.

Signed under the penalties of perjury, this ____________ day of ________________, 200___.



                                     , President
-------------------------------------



                                         , Clerk
-----------------------------------------

                                                                      Appendix B

                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               YDI WIRELESS, INC.


      The present name of the corporation is YDI Wireless, Inc. The corporation was incorporated under the name YDI Wireless, Inc. by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on May 5, 2003. This Restated Certificate of Incorporation of the corporation, which both restates and further amends the provisions of the corporation's Certificate of Incorporation, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware and by the written consent of its sole stockholder in accordance with Section 228 of the General Corporation Law of the State of Delaware. The Certificate of Incorporation of the corporation is hereby amended and restated to read in its entirety as follows:

      FIRST.  The name of the corporation is YDI Wireless, Inc.

      SECOND. The address of the corporation's registered office in the State of Delaware is One Rodney Square, 10th Floor, Tenth and King Streets, in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at such address is RL&F Service Corp.

      THIRD. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

      FOURTH. The total number of shares of stock which the corporation shall have authority to issue is one hundred four million five hundred thousand (104,500,000), consisting of four million five hundred thousand (4,500,000) shares of Preferred Stock, par value $.01 per share (hereinafter referred to as "Preferred Stock"), and one hundred million (100,000,000) shares of Common Stock, par value $.01 per share (hereinafter referred to as "Common Stock").

      The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in one or more series and, by filing a certificate pursuant to the applicable law of the State of Delaware (hereinafter referred to as "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

            (a) The designation of the series, which may be by distinguishing number, letter or title.

            (b) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

            (c) The amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative.

            (d)   Dates at which dividends, if any, shall be payable.

            (e) The redemption rights and price or prices, if any, for shares of the series.

            (f) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

            (g) The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the corporation.

            (h) Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made.

            (i) Restrictions on the issuance of shares of the same series or of any other class or series.

            (j) The voting rights, if any, of the holders of shares of the series.

      The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Except as may otherwise be provided in this Certificate of Incorporation, in a Preferred Stock Designation or by applicable law, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to vote at or receive notice of any meeting of stockholders.

      The corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the corporation shall have notice thereof, except as expressly provided by applicable law.

      FIFTH. Unless and except to the extent that the by-laws of the corporation shall so require, the election of directors of the corporation need not be by written ballot.

      SIXTH. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the corporation is expressly authorized to make, alter and repeal the by-laws of the corporation.

      SEVENTH. A director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

      EIGHTH. The corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of any nature conferred upon stockholders, directors or any other persons by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.



            [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the undersigned has executed this Restated Certificate of Incorporation this __th day of ________, 200__.


                                    YDI WIRELESS, INC.


                                    By:
                                       -----------------------------------
                                            Name:
                                            Title:

                                                                      Appendix C

                                     BY-LAWS

                                       OF

                               YDI WIRELESS, INC.

          ------------------------------------------------------------


                                    ARTICLE I

                            Meetings of Stockholders


      Section 1.1. Annual Meetings. If required by applicable law, an annual meeting of stockholders shall be held for the election of directors at such date, time, and place, if any, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

      Section 1.2. Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, but such special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

      Section 1.3. Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given that shall state the place, if any, date, and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the certificate of incorporation, or these by-laws, the notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the corporation.

      Section 1.4. Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

      Section 1.5. Quorum. Except as otherwise provided by law, the certificate of incorporation, or these by-laws, at each meeting of stockholders the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by a majority in voting power thereof, adjourn the meeting from time to time in the manner provided in Section 1.4 of these by-laws until a quorum shall attend. Shares of its own stock belonging to the corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the corporation or any subsidiary of the corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

      Section 1.6. Organization. Meetings of stockholders shall be presided over by the Chairperson of the Board, if any, or in his or her absence by the Vice Chairperson of the Board, if any, or in his or her absence by the Chief Executive Officer, if any, or in his or her absence by the President, or in his or her absence by a Vice President, or in the absence of the foregoing persons by a chairperson designated by the Board of Directors, or in the absence of such designation by a chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

      Section 1.7. Voting; Proxies. Except as otherwise provided by or pursuant to the provisions of the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the corporation a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot. At all meetings of stockholders for the election of directors at which a quorum is present, a plurality of the votes cast shall be sufficient to elect. All other elections and questions presented to the stockholders at a meeting at which a quorum is present shall, unless otherwise provided by the certificate of incorporation, these by-laws, the rules or regulations of any stock exchange applicable to the corporation, or applicable law or pursuant to any regulation applicable to the corporation or its securities, be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock of the corporation which are present in person or by proxy and entitled to vote thereon.

      Section 1.8. Fixing Date for Determination of Stockholders of Record. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; (2) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten (10) days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (3) in the case of any other action, shall not be more than sixty
(60) days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

      Section 1.9. List of Stockholders Entitled to Vote. The officer who has charge of the stock ledger shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten (10) days prior to the meeting
(i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting, or
(ii) during ordinary business hours at the principal place of business of the corporation. The list of stockholders must also be open to examination at the meeting as required by applicable law. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders, or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

      Section 1.10. Action By Written Consent of Stockholders. To the extent permitted by applicable law and regulations, unless otherwise restricted by the certificate of incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation.

      Section 1.11. Inspectors of Election. The corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the corporation represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

      Section 1.12. Conduct of Meetings. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the person presiding over any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations, and procedures and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations, or procedures, whether adopted by the Board of Directors or prescribed by the presiding person of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies, or such other persons as the presiding person of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

      Section 1.13. Notice of Stockholder Business and Nominations.

      (A) Annual Meetings of Stockholders. (1) Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) pursuant to the corporation's notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors, or
(c) by any stockholder of the corporation who was a stockholder of record of the corporation at the time the notice provided for in this Section 1.13 is delivered to the Secretary of the corporation, who is entitled to vote at the meeting, and who complies with the notice procedures set forth in this Section 1.13.

            (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this Section 1.13, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation and any such proposed business other than the nominations of persons for election to the Board of Directors must constitute a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the ninetieth day nor earlier than the close of business on the one hundred twentieth day prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty days before or more than seventy days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the corporation). For the purposes of the first annual meeting of stockholders held after 2003, the first anniversary of the preceding year's annual meeting shall be deemed to be June 24, 2004. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the by-laws of the corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting, and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such stockholder, as they appear on the corporation's books, and of such beneficial owner, (ii) the class and number of shares of capital stock of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (iv) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified the corporation of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act and such stockholder's proposal has been included in a proxy statement that has been prepared by the corporation to solicit proxies for such annual meeting. The corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the corporation.

            (3) Notwithstanding anything in the second sentence of paragraph
(A)(2) of this Section 1.13 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the corporation at an annual meeting is increased and there is no public announcement by the corporation naming the nominees for the additional directorships at least one hundred days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section 1.13 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the corporation.

      (B) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation's notice of meeting (1) by or at the direction of the Board of Directors or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the corporation who is a stockholder of record at the time the notice provided for in this Section 1.13 is delivered to the Secretary of the corporation, who is entitled to vote at the meeting and upon such election, and who complies with the notice procedures set forth in this Section 1.13. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the corporation's notice of meeting, if the stockholder's notice required by paragraph (A)(2) of this Section 1.13 shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the close of business on the one hundred twentieth day prior to such special meeting and not later than the close of business on the later of the ninetieth day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

      (C) General. (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 1.13 shall be eligible to be elected at an annual or special meeting of stockholders of the corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.13. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.13 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder's nominee or proposal in compliance with such stockholder's representation as required by clause (A)(2)(c)(iv) of this Section 1.13) and (b) if any proposed nomination or business was not made or proposed in compliance with this Section 1.13, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 1.13, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation.

            (2) For purposes of this Section 1.13, "public announcement" shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service, issued by PR Newswire, Business Wire, or comparable service, or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

            (3) Notwithstanding the foregoing provisions of this Section 1.13, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.13. Nothing in this Section 1.13 shall be deemed to affect any rights (a) of stockholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or
(b) of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the certificate of incorporation.


                                   ARTICLE II

                               Board of Directors

      Section 2.1. Number; Qualifications. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

      Section 2.2. Election; Resignation; Vacancies. The Board of Directors shall initially consist of the persons named as directors in the certificate of incorporation or elected by the incorporator of the corporation, and each director so elected shall hold office until the first annual meeting of stockholders or until his or her successor is duly elected and qualified. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect directors each of whom shall hold office for a term of one year or until his or her successor is duly elected and qualified, subject to such director's earlier death, resignation, disqualification, or removal. Any director may resign at any time upon notice to the corporation. Unless otherwise provided by law or the certificate of incorporation, any newly created directorship or any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each director so elected shall hold office until the expiration of the term of office of the director whom he or she has replaced or until his or her successor is elected and qualified.

      Section 2.3. Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine.

      Section 2.4. Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the President, any Vice President, the Secretary, or by any member of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four hours before the special meeting.

      Section 2.5. Telephonic Meetings Permitted. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

      Section 2.6. Quorum; Vote Required for Action. At all meetings of the Board of Directors, the directors entitled to cast a majority of the votes of the whole Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the certificate of incorporation, these by-laws, or applicable law otherwise provides, a majority of the votes entitled to be cast by the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

      Section 2.7. Organization. Meetings of the Board of Directors shall be presided over by the Chairperson of the Board, if any, or in his or her absence by the Vice Chairperson of the Board, if any, or in his or her absence by the Chief Executive Officer, if any, or in his or her absence by the President, or in their absence by a chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

      Section 2.8. Action by Unanimous Consent of Directors. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmissions are filed with the minutes of proceedings of the board or committee in accordance with applicable law.


                                 ARTICLE III

                                  Committees

      Section 3.1. Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she, or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it.

      Section 3.2. Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter, and repeal rules for the conduct of its business. In the absence of such rules, each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these by-laws.


                                   ARTICLE IV

                                    Officers

      Section 4.1. Executive Officers; Election; Qualifications; Term of Office; Resignation; Removal; Vacancies. The Board of Directors shall elect a President and Secretary, and it may, if it so determines, choose a Chairperson of the Board and a Vice Chairperson of the Board from among its members. The Board of Directors may also choose a Chief Executive Officer, one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer, and one or more Assistant Treasurers. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the corporation. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the corporation. Any number of offices may be held by the same person. Any vacancy occurring in any office of the corporation by death, resignation, removal, or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

      Section 4.2. Powers and Duties of Executive Officers. The officers of the corporation shall have such powers and duties in the management of the corporation as may be prescribed in a resolution by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent, or employee to give security for the faithful performance of his or her duties.

      Section 4.3. Appointing Attorneys and Agents; Voting Securities of Other Entities. Unless otherwise provided by resolution adopted by the Board of Directors, the Chairperson of the Board, any Chief Executive Officer, the President, or any Vice President may from time to time appoint an attorney or attorneys or agent or agents of the corporation, in the name and on behalf of the corporation, to cast the votes which the corporation may be entitled to cast as the holder of stock or other securities in any other corporation or other entity, any of whose stock or other securities may be held by the corporation, at meetings of the holders of the stock or other securities of such other corporation or other entity, or to consent in writing, in the name of the corporation as such holder, to any action by such other corporation or other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consents, and may execute or cause to be executed in the name and on behalf of the corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he or she may deem necessary or proper. Any of the rights set forth in this Section 4.3 which may be delegated to an attorney or agent may also be exercised directly by the Chairperson of the Board, any Chief Executive Officer, the President, or any Vice President.


                                    ARTICLE V

                                      Stock

      Section 5.1. Certificates. Every holder of stock shall be entitled to have a certificate signed by or in the name of the corporation by the Chairperson or Vice Chairperson of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the corporation certifying the number of shares owned by such holder in the corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

      Section 5.2. Lost, Stolen, or Destroyed Stock Certificates; Issuance of New Certificates. The corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the corporation may require the owner of the lost, stolen, or destroyed certificate, or such owner's legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate.


                                   ARTICLE VI

                                 Indemnification

      Section 6.1. Right to Indemnification of Directors and Officers. The corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a "Covered Person") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a "proceeding"), by reason of the fact that such person, or a person for whom such person is the legal representative, is or was a director or officer of the corporation or, while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, enterprise, or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person in such proceeding. Notwithstanding the preceding sentence, except as otherwise provided in Section 6.3, the corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in advance by the Board of Directors.

      Section 6.2. Prepayment of Expenses of Directors and Officers. The corporation shall pay the expenses (including attorneys' fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article VI or otherwise.

      Section 6.3. Claims by Directors and Officers. If a claim for indemnification or advancement of expenses under this Article VI is not paid in full within thirty days after a written claim therefor by the Covered Person has been received by the corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action, the corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

      Section 6.4. Indemnification of Employees and Agents. The corporation may indemnify and advance expenses to any person who was or is made or is threatened to be made or is otherwise involved in any proceeding by reason of the fact that such person, or a person for whom such person is the legal representative, is or was an employee or agent of the corporation or, while an employee or agent of the corporation, is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, enterprise, or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorney's fees) reasonably incurred by such person in connection with such proceeding. The ultimate determination of entitlement to indemnification of persons who are non-director or officer employees or agents shall be made in such manner as is determined by the Board of Directors in its sole discretion. Notwithstanding the foregoing sentence, the corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person if the proceeding was not authorized in advance by the Board of Directors.

      Section 6.5. Advancement of Expenses of Employees and Agents. The corporation may pay the expenses (including attorney's fees) incurred by an employee or agent in defending any proceeding in advance of its final disposition on such terms and conditions as may be determined by the Board of Directors.

      Section 6.6. Non-Exclusivity of Rights. The rights conferred on any person by this Article VI shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these by-laws, agreement, vote of stockholders or disinterested directors, or otherwise.

      Section 6.7. Other Indemnification. The corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, or employee of another corporation, partnership, joint venture, trust, organization, or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, organization, or other enterprise.

      Section 6.8. Insurance. The Board of Directors may, to the full extent permitted by applicable law as it presently exists, or may hereafter be amended from time to time, authorize an appropriate officer or officers to purchase and maintain at the corporation's expense insurance: (a) to indemnify the corporation for any obligation which it incurs as a result of the indemnification of directors, officers, and employees under the provisions of this Article VI and (b) to indemnify or insure directors, officers, and employees against liability in instances in which they may not otherwise be indemnified by the corporation under the provisions of this Article VI.

      Section 6.9. Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification. The rights provided hereunder shall inure to the benefit of any Covered Person and such person's heirs, executors, and administrators.

                                   ARTICLE VII

                                  Miscellaneous

      Section 7.1. Fiscal Year. The fiscal year of the corporation shall be determined by resolution of the Board of Directors.

      Section 7.2. Seal. The corporate seal shall have the name of the corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

      Section 7.3. Manner of Notice. Except as otherwise provided herein or permitted by applicable law, notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation. Notice to directors may be given by telecopier, telephone, or other means of electronic transmission.

      Section 7.4. Waiver of Notice of Meetings of Stockholders, Directors, and Committees. Any waiver of notice, given by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in a waiver of notice.

      Section 7.5. Form of Records. Any records maintained by the corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.

                                                                      Appendix D

                               AGREEMENT AND PLAN
                          OF MERGER AND REINCORPORATION

      This Agreement and Plan of Merger and Reincorporation (this "Agreement"), dated as of ________ ___, 200__, is by and between Telaxis Communications Corporation, a corporation organized under the laws of the Commonwealth of Massachusetts ("Telaxis"), and YDI Wireless, Inc., a wholly-owned subsidiary of Telaxis organized under the laws of the State of Delaware ("YDI Wireless"). The two corporations are hereinafter sometimes called the "Constituent Corporations." Telaxis is hereinafter also sometimes referred to as the "Merged Corporation," and YDI Wireless is hereinafter also sometimes referred to as the "Surviving Corporation."

                                    RECITALS

      A. Upon the terms and subject to the conditions of this Agreement and in accordance with the Massachusetts Business Corporation Law (the "MBCL") and the Delaware General Corporation Law (the "DGCL"), Telaxis and YDI Wireless will enter into a business combination transaction pursuant to which Telaxis will merge with and into YDI Wireless (the "Merger").

      B. The parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Merger. At the Effective Time (as defined in Section 8 below) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the MBCL and DGCL, Telaxis shall be merged with and into YDI Wireless, the separate corporate existence of Telaxis shall cease, and YDI Wireless shall continue as the surviving corporation.

      2.    Effect of Merger.

            (a) At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of the MBCL and the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the assets, property, rights, privileges, powers, and franchises of Telaxis and YDI Wireless shall vest in the Surviving Corporation, and all debts, liabilities, and duties of Telaxis and YDI Wireless shall become the debts, liabilities, and duties of the Surviving Corporation. The Surviving Corporation shall indemnify the directors and officers of each of the Constituent Corporations against all such debts, liabilities, and duties and against all claims and demands arising out of or relating to the Merger.

            (b) All corporate acts, plans, policies, approvals, and authorizations of Telaxis, its stockholders, board of directors, committees elected or appointed by the board of directors, officers, and agents, which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, approvals, and authorizations of the Surviving Corporation and shall be effective and binding thereon as they were on Telaxis. The employees of Telaxis shall become the employees of the Surviving Corporation and continue to be entitled to the same rights and benefits they enjoyed as employees of Telaxis.

      3.    Charter and By-laws.

            (a) The Certificate of Incorporation of YDI Wireless shall be amended and restated to read in substantially the same form as attached hereto as Exhibit A and shall be the Certificate of Incorporation of the Surviving Corporation until the same shall be altered, amended, or repealed as provided therein or in accordance with applicable law.

            (b) The By-laws of YDI Wireless, as they exist immediately prior to the Effective Time, shall be and remain the By-laws of the Surviving Corporation until the same shall be altered, amended, or repealed as provided therein or in accordance with applicable law.

      4. Directors and Officers. The directors and officers of YDI Wireless shall continue in office as the directors and officers, respectively, of the Surviving Corporation until their respective successors are duly elected or appointed and qualified.

      5. Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Telaxis, YDI Wireless, the holders of any of the following securities, or any other person or entity:

            (a) Each share of common stock, par value $.01 per share, of YDI Wireless, which is issued and outstanding immediately prior to the Effective Time, shall be canceled.

            (b) Each share of common stock, par value $.01 per share, of Telaxis (the "Telaxis Common Stock") and the associated Right (as defined below) issued and outstanding immediately prior to the Effective Time (other than any shares of Telaxis Common Stock to be canceled pursuant to Section 5(c) and Telaxis Dissenting Shares (as defined in Section 5(d)) will be canceled and extinguished and be automatically converted into the right to receive one (1) share of common stock, par value $.01 per share, of YDI Wireless (the "YDI Wireless Common Stock") upon surrender of the certificate representing such share of Telaxis Common Stock in the manner provided in Section 6 (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in the manner provided in Section 6(g)). "Rights" has the same meaning as the term "Rights" under the Rights Agreement dated as of May 18, 2001 between Telaxis and Registrar and Transfer Company as rights agent, as amended to date (the "Rights Plan").

            (c) Each share of Telaxis Common Stock held in the treasury of Telaxis or owned by YDI Wireless, Telaxis, or any direct or indirect wholly owned subsidiary of Telaxis or of YDI Wireless immediately prior to the

Effective Time shall be canceled and extinguished without any conversion thereof.

            (d) Notwithstanding anything in this Agreement to the contrary, shares of Telaxis Common Stock that have not been voted for adoption of this Agreement and with respect to which appraisal rights shall have been properly perfected in accordance with Sections 85 through 98 of the MBCL (the "Telaxis Dissenting Shares") shall not be converted into the right to receive shares of YDI Wireless Common Stock in accordance with this Agreement, at or after the Effective Time, unless and until the holder of such Telaxis Dissenting Shares withdraws its demand for such appraisal in accordance with the MBCL or becomes ineligible for such appraisal. If a holder of Telaxis Dissenting Shares shall withdraw its demand for such appraisal in accordance with the MBCL, or shall become ineligible for such appraisal, then, as of the later of the Effective Time or the occurrence of such event, such holder's Telaxis Dissenting Shares shall cease to be Telaxis Dissenting Shares and shall be deemed to have converted as of the Effective Time into the right to receive the shares of YDI Wireless Common Stock into which its Telaxis Common Stock would otherwise have converted as of the Effective Time pursuant to this Agreement.

            (e) At the Effective Time, each option to purchase Telaxis Common Stock then outstanding under Telaxis' Incentive Stock Option Plan of 1986, 1987 Stock Plan, 1988 Stock Plan, 1996 Stock Plan, 1997 Stock Plan, 1999 Stock Plan, and 2001 Nonqualified Stock Option Plan and the Young Design, Inc. 2002 Stock Incentive Plan (collectively, the "Telaxis Stock Option Plan") shall be assumed by YDI Wireless in accordance with the terms of Section 7 below. In addition, at the Effective Time, all outstanding warrants which provide for the issuance of Telaxis Common Stock upon exercise of the warrant (collectively, the "Telaxis Warrants") shall be assumed by YDI Wireless and adjusted in accordance with their respective terms to provide for the issuance of an appropriate number of shares of YDI Wireless Common Stock (instead of the issuance of Telaxis Common Stock) as contemplated by Section 7 below.

            (f) Notwithstanding any other provision of this Agreement, at the Effective Time, the Rights Plan shall be terminated pursuant to the terms thereof.

      6.    Surrender of Stock Certificates

            (a) Registrar and Transfer Company, or another similar institution selected by YDI Wireless, shall act as exchange agent (the "Exchange Agent") in the Merger.

            (b) Promptly after the Effective Time, the Surviving Corporation shall cause to be mailed to each holder of record of a certificate or certificates (the "Certificates") which immediately prior to the Effective Time represented outstanding shares of Telaxis Common Stock whose shares were converted into the right to receive shares of YDI Wireless Common Stock pursuant to Section 5, (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as YDI Wireless may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of YDI Wireless Common Stock. Upon surrender of a Certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by YDI Wireless, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing the number of whole shares of YDI Wireless Common Stock which such holder has the right to receive pursuant to Section 5, and the Certificate so surrendered shall forthwith be canceled. Until so surrendered, each outstanding Certificate that, immediately prior to the Effective Time, represented shares of Telaxis Common Stock will be deemed from and after the Effective Time, for all corporate purposes, other than the payment of dividends, to evidence the right to receive the number of full shares of YDI Wireless Common Stock into which such shares of Telaxis Common Stock shall have been so converted in accordance with Section 5.

            (c) No dividends or other distributions declared or made after the date of this Agreement with respect to YDI Wireless Common Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered Certificate with respect to the shares of YDI Wireless Common Stock represented thereby until the holder of record of such Certificate shall surrender such Certificate. Subject to applicable law, following surrender of any such Certificate, there shall be paid to the record holder of the certificates representing whole shares of YDI Wireless Common Stock issued in exchange therefor, without interest, at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time payable with respect to such whole shares of YDI Wireless Common Stock.

            (d) If any certificate for shares of YDI Wireless Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it will be a condition of the issuance thereof that the certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange will have paid to YDI Wireless or any agent designated by it any transfer or other taxes required by reason of the issuance of a certificate for shares of YDI Wireless Common Stock in any name other than that of the registered holder of the certificate surrendered, or established to the satisfaction of YDI Wireless or any agent designated by it that such tax has been paid or is not payable.

            (e) Notwithstanding anything to the contrary in this Agreement, none of the Exchange Agent, the Surviving Corporation, or any party hereto shall be liable to a holder of shares of YDI Wireless Common Stock or Telaxis Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat, or similar law.

            (f) All shares of YDI Wireless Common Stock issued upon the surrender for exchange of shares of Telaxis Common Stock in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Telaxis Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Telaxis Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates representing shares of Telaxis Common Stock are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Section 6.

            (g) In the event any certificates evidencing shares of Telaxis Common Stock shall have been lost, stolen, or destroyed, the Exchange Agent shall, upon the making of an affidavit of that fact by the holder thereof, issue in exchange for such shares of Telaxis Common Stock, such shares of YDI Wireless Common Stock as may be required pursuant to Section 5; provided, however, that YDI Wireless may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against YDI Wireless, the Surviving Corporation, or the Exchange Agent with respect to the certificates alleged to have been lost, stolen, or destroyed.

      7.    Telaxis Stock Options and Warrants.

            (a) At the Effective Time, YDI Wireless shall and hereby does adopt, assume, and continue the Telaxis Stock Option Plan, as in effect immediately prior to the Effective Time, automatically without the need of any further action.

            (b) At the Effective Time, each outstanding option to purchase shares of Telaxis Common Stock (each a "Telaxis Stock Option") under the Telaxis Stock Option Plan, whether vested or unvested, will be assumed by YDI Wireless automatically without the need of any further action. Each Telaxis Stock Option so assumed by YDI Wireless under this Agreement shall continue to have, and be subject to, the same terms and conditions set forth in the Telaxis Stock Option Plan immediately prior to the Effective Time, except that (i) such Telaxis Stock Option shall entitle the holder to purchase (subject to the same vesting provisions set forth in such Telaxis Stock Option) that number of whole shares of YDI Wireless Common Stock equal to number of shares of Telaxis Common Stock that were issuable upon exercise of such Telaxis Stock Option immediately prior to the Effective Time (without regard to vesting), (ii) the per share exercise price for the shares of YDI Wireless Common Stock issuable upon exercise of such assumed Telaxis Stock Option shall be equal to the exercise price per share of Telaxis Common Stock at which such Telaxis Stock Option was exercisable immediately prior to the Effective Time, and (iii) such Telaxis Stock Option shall no longer be exercisable for Telaxis Common Stock.

            (c) Promptly after the Effective Time, the Surviving Corporation shall issue to each holder of an outstanding Telaxis Stock Option a document evidencing the foregoing assumption of such Telaxis Stock Option by YDI Wireless.

            (d) It is the intention of the parties that the Telaxis Stock Options assumed by YDI Wireless qualify following the Effective Time as incentive stock options as defined in Section 422 of the Code to the extent the Telaxis Stock Options qualified as incentive stock options immediately prior to the Effective Time.

            (e) At the Effective Time, the Telaxis Warrants shall be exercisable for the appropriate number of shares of YDI Wireless Common Stock instead of being exercisable for shares of Telaxis Common Stock in accordance with the terms of the Telaxis Warrants.

            (f) Prior to the Effective Time, YDI Wireless shall take all corporate action necessary to reserve for issuance a sufficient number of shares of YDI Wireless Common Stock for delivery upon exercise of the Telaxis Stock Options and the Telaxis Warrants.

      8. Condition; Effective Time. This Agreement shall be submitted to the stockholders of each of the Constituent Corporations as and to the extent provided by law. The Merger shall take effect (the "Effective Time") when any and all documents or instruments necessary to complete the Merger, pursuant to the requirements of the MBCL and the DGCL, are accepted for filing by the appropriate office of the Commonwealth of Massachusetts and the State of Delaware, respectively, or at such subsequent date or time as may be specified in those documents or instruments.

      9. Termination and Abandonment. This Agreement and the transactions contemplated hereby may be terminated or abandoned by (i) either Constituent Corporation at any time prior to its adoption by the stockholders of both of the Constituent Corporations as and to the extent provided by law or (ii) the mutual consent of the Constituent Corporations at any time after such adoption by such stockholders and prior to the Effective Time, in each case for any reason or for no reason. In the event of such termination or abandonment, this Agreement shall become wholly void and of no effect and there shall be no further liability or obligation hereunder on the part of either of the Constituent Corporations or of its board of directors, officers, or stockholders.

      10. Tax Consequences. It is intended by the Constituent Corporations that the Merger shall constitute a plan of reorganization within the meaning of Section 368 of the Code.

      11. Massachusetts Consent. As of the Effective Time, the Surviving Corporation hereby (i) agrees that, so long as any such liability of Telaxis or the Surviving Corporation remains outstanding in the Commonwealth of Massachusetts, it may be sued in the Commonwealth of Massachusetts for any prior obligation of Telaxis and any obligation of the Surviving Corporation thereafter incurred, including the obligation created by MBCL Section 85 and (ii) irrevocably appoints the Secretary of State of the Commonwealth of Massachusetts as its agent for service of process in any action for the enforcement of any such obligation, including taxes, in the same manner as provided in Massachusetts General Laws, Chapter 181.

      12. Further Assurances. If, at any time after the Effective Time, any other action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title, and possession to all assets, property, rights, privileges, powers, and franchises of Telaxis and YDI Wireless, the officers and directors of the Surviving Corporation are hereby authorized in the name of the corporations that were the Constituent Corporations to execute, acknowledge, seal, deliver, and perform all agreements, instruments, and other documents and to do all things as any of them may deem necessary or desirable to effect the foregoing purposes.

                           [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, Telaxis and YDI Wireless have caused this Agreement to be signed by their respective duly authorized officers, all as of the date first written above.

                              TELAXIS COMMUNICATIONS CORPORATION



[Seal]                        By:
                                 -----------------------------------
                              Name: Michael F. Young
                              Title: President


[Seal]                        By:
                                 -----------------------------------
                              Name: Patrick L. Milton
                              Title: Treasurer


                              YDI WIRELESS, INC.



[Seal]                        By:
                                 -----------------------------------
                              Name: Michael F. Young
                              Title: President

ATTEST:



By:
   ---------------------------------
Name: David L. Renauld
Title: Vice President and Secretary

                                                                      Appendix E

                                  EXCERPTS FROM

                 CHAPTER 156B OF THE MASSACHUSETTS GENERAL LAWS

                     MASSACHUSETTS BUSINESS CORPORATION LAW

SECTION 85. DISSENTING STOCKHOLDER; RIGHT TO DEMAND PAYMENT FOR STOCK; EXCEPTION

      A stockholder in any corporation organized under the laws of Massachusetts which shall have duly voted to consolidate or merge with another corporation or corporations under the provisions of sections seventy-eight or seventy-nine who objects to such consolidation or merger may demand payment for his stock from the resulting or surviving corporation and an appraisal in accordance with the provisions of sections eighty-six to ninety-eight, inclusive, and such stockholder and the resulting or surviving corporation shall have the rights and duties and follow the procedure set forth in those sections. This section shall not apply to the holders of any shares of stock of a constituent corporation surviving a merger if, as permitted by subsection (c) of section seventy-eight, the merger did not require for its approval a vote of the stockholders of the surviving corporation.

SECTION 86. SECTIONS APPLICABLE TO APPRAISAL; PREREQUISITES

      If a corporation proposes to take a corporate action as to which any section of this chapter provides that a stockholder who objects to such action shall have the right to demand payment for his shares and an appraisal thereof, sections eighty-seven to ninety-eight, inclusive, shall apply except as otherwise specifically provided in any section of this chapter. Except as provided in sections eighty-two and eighty-three, no stockholder shall have such right unless (1) he files with the corporation before the taking of the vote of the shareholders on such corporate action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) his shares are not voted in favor of the proposed action.

SECTION 87. STATEMENT OF RIGHTS OF OBJECTING STOCKHOLDERS IN NOTICE OF MEETING; FORM

      The notice of the meeting of stockholders at which the approval of such proposed action is to be considered shall contain a statement of the rights of objecting stockholders. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock, and the directors may authorize the inclusion in any such notice of a statement of opinion by the management as to the existence or non-existence of the right of the stockholders to demand payment for their stock on account of the proposed corporate action. The notice may be in such form as the directors or officers calling the meeting deem advisable, but the following form of notice shall be sufficient to comply with this section:

      "If the action proposed is approved by the stockholders at the meeting and effected by the corporation, any stockholder (1) who files with the corporation before the taking of the vote on the approval of such action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) whose shares are not voted in favor of such action has or may have the right to demand in writing from the corporation (or, in the case of a consolidation or merger, the name of the resulting or surviving corporation shall be inserted), within twenty days after the date of mailing to him of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. Such corporation and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts."

SECTION 88. NOTICE OF EFFECTIVENESS OF ACTION OBJECTED TO

      The corporation taking such action, or in the case of a merger or consolidation the surviving or resulting corporation, shall, within ten days after the date on which such corporate action became effective, notify each stockholder who filed a written objection meeting the requirements of section eighty-six and whose shares were not voted in favor of the approval of such action, that the action approved at the meeting of the corporation of which he is a stockholder has become effective. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock. The notice shall be sent by registered or certified mail, addressed to the stockholder at his last known address as it appears in the records of the corporation.

SECTION 89. DEMAND FOR PAYMENT; TIME FOR PAYMENT

      If within twenty days after the date of mailing of a notice under subsection (e) of section eighty-two, subsection (f) of section eighty-three, or section eighty-eight, any stockholder to whom the corporation was required to give such notice shall demand in writing from the corporation taking such action, or in the case of a consolidation or merger from the resulting or surviving corporation, payment for his stock, the corporation upon which such demand is made shall pay to him the fair value of his stock within thirty days after the expiration of the period during which such demand may be made.

SECTION 90. DEMAND FOR DETERMINATION OF VALUE; BILL IN EQUITY; VENUE

      If during the period of thirty days provided for in section eighty-nine the corporation upon which such demand is made and any such objecting stockholder fail to agree as to the value of such stock, such corporation or any such stockholder may within four months after the expiration of such thirty-day period demand a determination of the value of the stock of all such objecting stockholders by a bill in equity filed in the superior court in the county where the corporation in which such objecting stockholder held stock had or has its principal office in the commonwealth.

SECTION 91. PARTIES TO SUIT TO DETERMINE VALUE; SERVICE

      If the bill is filed by the corporation, it shall name as parties respondent all stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof. If the bill is filed by a stockholder, he shall bring the bill in his own behalf and in behalf of all other stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof, and service of the bill shall be made upon the corporation by subpoena with a copy of the bill annexed. The corporation shall file with its answer a duly verified list of all such other stockholders, and such stockholders shall thereupon be deemed to have been added as parties to the bill. The corporation shall give notice in such form and returnable on such date as the court shall order to each stockholder party to the bill by registered or certified mail, addressed to the last known address of such stockholder as shown in the records of the corporation, and the court may order such additional notice by publication or otherwise as it deems advisable. Each stockholder who makes demand as provided in section eighty-nine shall be deemed to have consented to the provisions of this section relating to notice, and the giving of notice by the corporation to any such stockholder in compliance with the order of the court shall be a sufficient service of process on him. Failure to give notice to any stockholder making demand shall not invalidate the proceedings as to other stockholders to whom notice was properly given, and the court may at any time before the entry of a final decree make supplementary orders of notice.

SECTION 92. DECREE DETERMINING VALUE AND ORDERING PAYMENT; VALUATION DATE

      After hearing the court shall enter a decree determining the fair value of the stock of those stockholders who have become entitled to the valuation of and payment for their shares, and shall order the corporation to make payment of such value, together with interest, if any, as hereinafter provided, to the stockholders entitled thereto upon the transfer by them to the corporation of the certificates representing such stock if certificated or, if uncertificated, upon receipt of an instruction transferring such stock to the corporation. For this purpose, the value of the shares shall be determined as of the day preceding the date of the vote approving the proposed corporate action and shall be exclusive of any element of value arising from the expectation or accomplishment of the proposed corporate action.

SECTION 93. REFERENCE TO SPECIAL MASTER

      The court in its discretion may refer the bill or any question arising thereunder to a special master to hear the parties, make findings and report the same to the court, all in accordance with the usual practice in suits in equity in the superior court.

SECTION 94. NOTATION ON STOCK CERTIFICATES OF PENDENCY OF BILL

     On motion the court may order stockholder parties to the bill to submit their certificates of stock to the corporation for the notation thereon of the pendency of the bill, and may order the corporation to note such pendency in its records with respect to any uncertificated shares held by such stockholder parties, and may on motion dismiss the bill as to any stockholder who fails to comply with such order.

SECTION 95. COSTS; INTEREST

      The costs of the bill, including the reasonable compensation and expenses of any master appointed by the court, but exclusive of fees of counsel or of experts retained by any party, shall be determined by the court and taxed upon the parties to the bill, or any of them, in such manner as appears to be equitable, except that all costs of giving notice to stockholders as provided in this chapter shall be paid by the corporation. Interest shall be paid upon any award from the date of the vote approving the proposed corporate action, and the court may on application of any interested party determine the amount of interest to be paid in the case of any stockholder.

SECTION 96. DIVIDENDS AND VOTING RIGHTS AFTER DEMAND FOR PAYMENT

      Any stockholder who has demanded payment for his stock as provided in this chapter shall not thereafter be entitled to notice of any meeting of stockholders or to vote such stock for any purpose and shall not be entitled to the payment of dividends or other distribution on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the date of the vote approving the proposed corporate action) unless:

      (1) A bill shall not be filed within the time provided in section ninety;

      (2) A bill, if filed, shall be dismissed as to such stockholder; or

      (3) Such stockholder shall with the written approval of the corporation, or in the case of a consolidation or merger, the resulting or surviving corporation, deliver to it a written withdrawal of his objections to and an acceptance of such corporate action.

      Notwithstanding the provisions of clauses (1) to (3), inclusive, said stockholder shall have only the rights of a stockholder who did not so demand payment for his stock as provided in this chapter.

SECTION 97. STATUS OF SHARES PAID FOR

      The shares of the corporation paid for by the corporation pursuant to the provisions of this chapter shall have the status of treasury stock, or in the case of a consolidation or merger the shares or the securities of the resulting or surviving corporation into which the shares of such objecting stockholder would have been converted had he not objected to such consolidation or merger shall have the status of treasury stock or securities.

SECTION 98. EXCLUSIVE REMEDY; EXCEPTION

      The enforcement by a stockholder of his right to receive payment for his shares in the manner provided in this chapter shall be an exclusive remedy except that this chapter shall not exclude the right of such stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that such corporate action will be or is illegal or fraudulent as to him.

                                 REVOCABLE PROXY
                       Telaxis Communications CORPORATION
                               d/b/a YDI WIRELESS

                    [X] PLEASE MARK VOTES AS IN THIS EXAMPLE


           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 24, 2003

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Robert E. Fitzgerald and Patrick L. Milton, and each or any one of them, as proxies of the undersigned, with full power of substitution, to represent and vote, as directed below, all of the shares of stock of Telaxis Communications Corporation d/b/a YDI Wireless (the "Company") held of record by the undersigned at the close of business on May 7, 2003 at the Annual Meeting of the Stockholders of the Company to be held on June 24, 2003, or at any adjournment or postponement thereof, with all of the powers the undersigned would possess if personally present, as follows:

     The shares represented by this proxy will be voted as directed. If no directions are given, the shares represented by this proxy will be voted FOR the proposals in Items 1, 2, 3 and 4.

                                                 For     With-
                                                         hold
Item 1: To vote to elect Gordon D. Poole
as a Class I director.                           [ ]     [ ]


                                                 For     Against      Abstain
ITEM 2:  To  approve  amendments  to the         [ ]       [ ]          [ ]
Company's     Restated    Articles    of
Organization,  as  amended  to date,  to
effect a reverse/forward  stock split of
all of  the  outstanding  shares  of the
Company's   common  stock,  in  which  a
reverse 1-for-1,000 stock split would be
followed   immediately   by  a   forward
250-for-1 stock split.

                                                 For     Against      Abstain
ITEM  3:  To  approve  the  proposal  to         [ ]       [ ]          [ ]
change the jurisdiction of incorporation of the Company from Massachusetts to Delaware.

                                                 For     Against      Abstain
ITEM  4:  To  approve  the  proposal  to         [ ]       [ ]          [ ]
change  the  legal  name of the  Company
from       "Telaxis       Communications
Corporation"  to  "YDI  Wireless,  Inc."

     This proxy also confers authority to vote the shares represented hereby on whatever other business may properly be brought before the meeting or any postponement or adjournment thereof. The Board of Directors at present knows of no other business to be brought before the meeting, but if any other business is properly brought before the meeting, the shares represented by this proxy will be voted in accordance with the best judgment of the persons named in this proxy.

     The undersigned hereby revoke(s) all other proxies previously given by the undersigned in connection with this meeting.


          Please be sure to sign and date this proxy in the box below.


                      -------------------------------------
                                      Date


                      -------------------------------------
                             Stockholder sign above


                      -------------------------------------
                          Co-holder (if any) sign above

   Detach above card, sign, date and mail in postage paid envelope provided.

                       Telaxis Communications CORPORATION

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED AND MAY BE WITHDRAWN IF YOU ELECT TO ATTEND THE MEETING AND WISH TO VOTE IN PERSON.

Please sign exactly as your name appears on the stock certificates. If stock is jointly held, each joint owner should sign. If signing for a corporation or a partnership, or as attorney or fiduciary, indicate your full title. If more than one fiduciary is involved, all should sign.


                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.


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